                                                                    Exhibit 4.11




================================================================================


                       CABOT INDUSTRIAL PROPERTIES, L.P.,
                                     Issuer

                                      AND

                            CABOT INDUSTRIAL TRUST,
                                   Guarantor

                                       TO

                        -------------------------------,
                                    Trustee



                                   INDENTURE

                           Dated as of _____ __, 1999

                              ------------------

                             Senior Debt Securities

================================================================================

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                  ARTICLE ONE
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.....................  1
   SECTION 101.  Definitions................................................  1
       Act..................................................................  2
       Additional Amounts...................................................  2
       Affiliate............................................................  2
       Authenticating Agent.................................................  2
       Authorized Newspaper.................................................  2
       Bankruptcy Law.......................................................  2
       Bearer Security......................................................  2
       Board of Trustees....................................................  3
       Board Resolution.....................................................  3
       Business Day.........................................................  3
       CEDEL................................................................  3
       Commission3
       Common Depository....................................................  3
       Company..............................................................  3
       Company Certificate..................................................  3
       Company Request and Company Order....................................  3
       Conversion Event.....................................................  3
       Corporate Trust Office...............................................  4
       corporation..........................................................  4
       coupon...............................................................  4
       covenant defeasance..................................................  4
       Custodian............................................................  4
       Defaulted Interest...................................................  4
       defeasance...........................................................  4
       Dollar or $..........................................................  4
       DTC..................................................................  4
       Euro.................................................................  4
       Euroclear............................................................  4
       Event of Default.....................................................  4
       Exchange Act.........................................................  4
       Exchange Date........................................................  4
       Financial Statements.................................................  4
       Foreign Currency.....................................................  4
       GAAP.................................................................  5
       Government Obligations...............................................  5
       Guarantee............................................................  5
       Guaranteed Securities................................................  5
       Holder...............................................................  5

                                                                            Page
                                                                            ----
       Indenture............................................................  5
       Indexed Security.....................................................  6
       interest.............................................................  6
       Interest Payment Date................................................  6
       Make-Whole Amount....................................................  6
       mandatory sinking fund payment.......................................  6
       Maturity.............................................................  6
       Notice of Default....................................................  6
       Operating Partnership................................................  6
       Operating Partnership Certificate....................................  6
       Operating Partnership Reques or Operating Partnership Order..........  7
       Opinion of Counsel...................................................  7
       optional sinking fund payment........................................  7
       Original Issue Discount Security.....................................  7
       Outstanding..........................................................  7
       Paying Agent.........................................................  8
       Person...............................................................  8
       Place of Payment.....................................................  8
       Predecessor Security.................................................  9
       Redemption Date......................................................  9
       Redemption Price.....................................................  9
       Registered Security..................................................  9
       Regular Record Date..................................................  9
       Repayment Date.......................................................  9
       Repayment Price......................................................  9
       Required Filing Dates................................................  9
       Responsible Officer..................................................  9
       Securities Act.......................................................  9
       Security.............................................................  9
       Security Register and Security Registrar............................. 10
       Significant Subsidiary............................................... 10
       Special Record Date.................................................. 10
       Stated Maturity...................................................... 10
       Subsidiary........................................................... 10
       Trust Indenture Act.................................................. 10
       Trustee.............................................................. 10
       United States........................................................ 10
       United States person................................................. 11
       Yield to Maturity.................................................... 11

                                                                            Page
                                                                            ----
     SECTION 102.  Compliance Certificates and Opinions.....................  11
     SECTION 103.  Form of Documents Delivered to Trustee...................  11
     SECTION 104.  Acts of Holders..........................................  12
     SECTION 105.  Notices to Trustee, Operating Partnership and Company....  14
     SECTION 106.  Notice to Holders; Waiver................................  14
     SECTION 107.  Effect of Headings and Table of Contents.................  15
     SECTION 108.  Successors and Assigns...................................  16
     SECTION 109.  Separability Clause......................................  16
     SECTION 110.  Benefits of Indenture....................................  16
     SECTION 111.  No Personal Liability....................................  16
     SECTION 112.  Governing Law............................................  16
     SECTION 113.  Legal Holidays...........................................  16
     SECTION 114.  Counterparts.............................................  17

                                  ARTICLE TWO
SECURITIES FORMS............................................................  17
     SECTION 201.  Forms of Securities......................................  17
     SECTION 202.  Form of Trustee's Certificate of Authentication..........  17
     SECTION 203.  Securities Issuable in Global Form.......................  18

                                 ARTICLE THREE
THE SECURITIES..............................................................  19
     SECTION 301.  Amount Unlimited; Issuable in Series.....................  19
     SECTION 302.  Denominations............................................  23
     SECTION 303.  Execution, Authentication, Delivery and Dating...........  23
     SECTION 304.  Temporary Securities.....................................  26
     SECTION 305.  Registration, Registration of Transfer and Exchange......  28
     SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities.........  32
     SECTION 307.  Payment of Interest; Interest Rights Preserved...........  33
     SECTION 308.  Persons Deemed Owners....................................  36
     SECTION 309.  Cancellation.............................................  36
     SECTION 310.  Computation of Interest..................................  37

                                ARTICLE FOUR
SATISFACTION AND DISCHARGE..................................................  37
     SECTION 401.  Satisfaction and Discharge of Indenture..................  37
     SECTION 402.  Application of Trust Funds...............................  39

                                                                            Page
                                                                            ----
                               ARTICLE FIVE
REMEDIES....................................................................  39
     SECTION 501.  Events of Default........................................  39
     SECTION 502.  Acceleration of Maturity; Rescission and Annulment.......  42
     SECTION 503.  Collection of Indebtedness and Suits for Enforcement
                    by Trustee..............................................  43
     SECTION 504.  Trustee May File Proofs of Claim.........................  44
     SECTION 505.  Trustee May Enforce Claims Without Possession of
                   Securities or Coupons....................................  45
     SECTION 506.  Application of Money Collected...........................  45
     SECTION 507.  Limitation on Suits......................................  45
     SECTION 508.  Unconditional Right of Holders to Receive Principal,
                   Premium or Make-Whole Amount, Interest and
                   Additional Amounts.......................................  46
     SECTION 509.  Restoration of Rights and Remedies.......................  46
     SECTION 510.  Rights and Remedies Cumulative...........................  46
     SECTION 511.  Delay or Omission Not Waiver.............................  47
     SECTION 512.  Control by Holders of Securities.........................  47
     SECTION 513.  Waiver of Past Defaults..................................  47
     SECTION 514.  Waiver of Usury, Stay or Extension Laws..................  48
     SECTION 515.  Undertaking for Costs....................................  48

                            ARTICLE SIX
THE TRUSTEE.................................................................  48
     SECTION 601.  Notice of Defaults.......................................  48
     SECTION 602.  Certain Rights of Trustee................................  49
     SECTION 603.  Not Responsible for Recitals or Issuance of Securities...  50
     SECTION 604.  May Hold Securities......................................  51
     SECTION 605.  Money Held in Trust......................................  51
     SECTION 606.  Compensation and Reimbursement...........................  51
     SECTION 607.  Trustee Eligibility; Conflicting Interests...............  52
     SECTION 608.  Resignation and Removal; Appointment of Successor........  52
     SECTION 609.  Acceptance of Appointment by Successor...................  54
     SECTION 610.  Merger, Conversion, Consolidation or Succession
                   to Business..............................................  55
     SECTION 611.  Appointment of Authenticating Agent......................  55

                          ARTICLE SEVEN
HOLDERS' LISTS AND REPORTS BY TRUSTEE,OPERATING PARTNERSHIP AND
COMPANY.....................................................................  57
     SECTION 701.  Disclosure of Names and Addresses of Holders.............  57
     SECTION 702.  Reports by Trustee.......................................  57

                                                                            Page
                                                                            ----
     SECTION 703.  Reports by Operating Partnership and Company.............  57
     SECTION 704.  Operating Partnership and Company to Furnish Trustee
                   Names and Addresses of Holders...........................  58

                           ARTICLE EIGHT
CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE............................  58
     SECTION 801.  Consolidations, Mergers, Sales, Leases and Conveyances
                   of Operating Partnership Permitted Subject
                   to Certain Conditions....................................  58
     SECTION 802.  Rights and Duties of Successor Entity....................  59
     SECTION 803.  Operating Partnership Certificate and Opinion of Counsel.  59
     SECTION 804.  Consolidations, Mergers, Sales, Leases and Conveyances
                    of Company Permitted Subject to Certain Conditions......  60
     SECTION 805.  Rights and Duties of Successor Corporation...............  60
     SECTION 806.  Company Certificate and Opinion of Counsel...............  60
     SECTION 807.  Assumption by Company....................................  60

                         ARTICLE NINE
SUPPLEMENTAL INDENTURES.....................................................  61
     SECTION 901.  Supplemental Indentures Without Consent of Holders.......  61
     SECTION 902.  Supplemental Indentures with Consent of Holders..........  63
     SECTION 903.  Execution of Supplemental Indentures.....................  64
     SECTION 904.  Effect of Supplemental Indentures........................  64
     SECTION 905.  Conformity with Trust Indenture Act......................  64
     SECTION 906.  Reference in Securities to Supplemental Indentures.......  64
     SECTION 907.  Notice of Supplemental Indentures........................  65

                           ARTICLE TEN
COVENANTS...................................................................  65
     SECTION 1001.  Payment of Principal, Premium or Make-Whole Amount,
                    Interest and Additional Amounts.........................  65
     SECTION 1002.  Maintenance of Office or Agency.........................  65
     SECTION 1003.  Money for Securities Payments to Be Held in Trust.......  67
     SECTION 1004.  Existence...............................................  69
     SECTION 1005.  Maintenance of Properties...............................  69
     SECTION 1006.  Insurance...............................................  69
     SECTION 1007.  Payment of Taxes and Other Claims.......................  69
     SECTION 1008.  Provision of Financial Information......................  69
     SECTION 1009.  Statement as to Compliance..............................  70
     SECTION 1010.  Additional Amounts......................................  70
     SECTION 1011.  Waiver of Certain Covenants.............................  71

                                                                            Page
                                                                            ----
                        ARTICLE ELEVEN
REDEMPTION OF SECURITIES....................................................  72
     SECTION 1101.  Applicability of Article................................  72
     SECTION 1102.  Election to Redeem; Notice to Trustee...................  72
     SECTION 1103.  Selection by Trustee of Securities to Be Redeemed.......  72
     SECTION 1104.  Notice of Redemption....................................  73
     SECTION 1105.  Deposit of Redemption Price.............................  74
     SECTION 1106.  Securities Payable on Redemption Date...................  74
     SECTION 1107.  Securities Redeemed in Part.............................  75

                        ARTICLE TWELVE
SINKING FUNDS...............................................................  75
     SECTION 1201.  Applicability of Article................................  75
     SECTION 1202.  Satisfaction of Sinking Fund Payments with Securities...  76
     SECTION 1203.  Redemption of Securities for Sinking Fund...............  76

                      ARTICLE THIRTEEN
REPAYMENT AT THE OPTION OF HOLDERS..........................................  77
     SECTION 1301.  Applicability of Article................................  77
     SECTION 1302.  Repayment of Securities.................................  77
     SECTION 1303.  Exercise of Option......................................  77
     SECTION 1304.  When Securities Presented for Repayment Become Due
                    and Payable.............................................  78
     SECTION 1305.  Securities Repaid in Part...............................  79

                      ARTICLE FOURTEEN
DEFEASANCE AND COVENANT DEFEASANCE..........................................  79
     SECTION 1401.  Applicability of Article; Operating Partnership's Option
                    to Effect Defeasance or Covenant Defeasance.............  79
     SECTION 1402.  Defeasance and Discharge................................  79
     SECTION 1403.  Covenant Defeasance.....................................  80
     SECTION 1404.  Conditions to Defeasance or Covenant Defeasance.........  80
     SECTION 1405.  Deposited Money and Government Obligations to Be
                    Held in Trust; Other Miscellaneous Provisions...........  83

                      ARTICLE FIFTEEN
MEETINGS OF HOLDERS OF SECURITIES...........................................  84
     SECTION 1501.  Purposes for Which Meetings May Be Called...............  84
     SECTION 1502.  Call, Notice and Place of Meetings......................  84
     SECTION 1503.  Persons Entitled to Vote at Meetings....................  84

                                                                            Page
                                                                            ----
     SECTION 1504.  Quorum; Action..........................................  85
     SECTION 1505.  Determination of Voting Rights; Conduct and
                    Adjournment of Meetings.................................  86
     SECTION 1506.  Counting Votes and Recording Action of Meetings.........  87
     SECTION 1507.  Evidence of Action Taken by Holders.....................  87
     SECTION 1508.  Proof of Execution of Instruments.......................  87

                       ARTICLE SIXTEEN
GUARANTEE...................................................................  88
     SECTION 1601.  Guarantee...............................................  88

TESTIMONIUM
SIGNATURES
ACKNOWLEDGMENTS
EXHIBIT A - FORMS OF CERTIFICATION

                         Reconciliation and tie between
      Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and Indenture

Trust Indenture Act Section                                         Indenture Section
310(a)(1), (2) and (5)...............................................    607(a)
310(a)(3) and (4)....................................................    Not applicable
310(b)...............................................................    608(d)
310(c)...............................................................    Not applicable
311..................................................................    Not applicable
312(a)...............................................................    704
312(b)...............................................................    Not applicable
312(c)...............................................................    701
313(a) and (c).......................................................    702
313(b) and (d).......................................................    Not applicable
314(a)(1), (2) and (3)...............................................    703
314(a)(4)............................................................    1009
314(b)...............................................................    Not applicable
314(c)...............................................................    102
314(d)...............................................................    Not applicable
314(e)...............................................................    102
314(f)...............................................................    Not applicable
315(a), (c), (d) and (e).............................................    Not applicable
315(b)...............................................................    601
316(a) (last sentence)...............................................    101 ("Outstanding")
316(a)(1)(A).........................................................    512
316(a)(1)(B).........................................................    513
316(a)(2)............................................................    Not applicable
316(b)...............................................................    508
316(c)...............................................................    Not applicable
317(a)(1)............................................................    503
317(a)(2)............................................................    504
317(b)...............................................................    Not applicable
318(a)...............................................................    112

_________________________

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

       Attention should also be directed to Section 318(c) of the Trust Indenture Act, which provides that the provisions of Sections 310 to and including 317 of the Trust Indenture Act are a part of and govern every qualified indenture, whether or not physically contained therein.

     INDENTURE, dated as of ___________ __, 1999, among CABOT INDUSTRIAL PROPERTIES, L.P., a Delaware limited partnership (hereinafter called the "Operating Partnership"), CABOT INDUSTRIAL TRUST, a Maryland real estate
----------------------
investment trust (hereinafter called the "Company"), both the Company and the
                                          -------
Operating Partnership having their principal office at Two Center Plaza, Suite 200, Boston, Massachusetts 02108 and [NAME OF TRUSTEE], a ______________ _____________________, as Trustee hereunder (hereinafter called the "Trustee"),
                                                                     -------
having its Corporate Trust Office at
____________________________________________________________________________.

                                    RECITALS

     The Operating Partnership may deem it necessary to issue from time to time for its lawful purposes senior debt securities (hereinafter called the "Securities") evidencing its unsecured and unsubordinated indebtedness, and has
-----------
duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Securities, unlimited as to aggregate principal amount, to bear interest at the rates or formulas, to mature at such times and to have such other provisions as shall be fixed therefor as hereinafter provided.

     All things necessary to make this Indenture a valid agreement of the Operating Partnership, in accordance with its terms, have been done.

     For value received, the execution and delivery by the Company of this Indenture to provide for the issuance of guarantees (herein called the "Guarantees") from time to time as herein contemplated and the endorsement of
-----------
such Guarantees on the Securities has been duly authorized. All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

     This Indenture is subject to the provisions of the Trust Indenture Act (as herein defined) and the rules and regulations of the Commission (as herein defined) promulgated thereunder which are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof (as herein defined), it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                  ARTICLE ONE
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

      SECTION 101  Definitions.  For all purposes of this Indenture, except as
                   -----------
otherwise expressly provided or the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-
                                              ----------------       ----
     liquidating paper," as used in Section 311 of the Trust Indenture Act,
     -----------------
     shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP (as herein defined); and

          (4) the words "herein," "hereof" and "hereunder" and other words of
                         ------    ------       ---------
     similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     "Act" has the meaning specified in Section 104(a).
      ---

     "Additional Amounts" means any additional amounts which are required by
      ------------------
the terms of a Security, under circumstances specified therein, to be paid by the Operating Partnership in respect of certain taxes imposed on certain Holders and which are owing to such Holders.

     "Affiliate" when used with respect to any Person, means any other Person
      ---------
directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control"
                                                                        -------
when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.
------------       ----------

     "Authenticating Agent" means any authenticating agent appointed by the
      --------------------
Trustee pursuant to Section 611.

     "Authorized Newspaper" means a newspaper, printed in the English language
      --------------------
or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Whenever successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different Authorized Newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

     "Bankruptcy Law" has the meaning specified in Section 501.
      --------------

     "Bearer Security" means a Security which is payable to bearer.
      ---------------

     "Board of Trustees" means the board of trustees of the Company, the
      -----------------
executive committee or any other committee of such board duly authorized to act for it in respect hereof.

     "Board Resolution" means a copy of a resolution certified by the Secretary
      ----------------
or an Assistant Secretary of the Company to have been duly adopted by the Board of Trustees, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" when used with respect to any Place of Payment or any other
      ------------
particular location referred to in this Indenture or in any Securities, means, unless otherwise specified with respect to any Securities pursuant to Section 301, any day, other than a Saturday or Sunday, which is neither a legal holiday nor a day on which banking institutions in such Place of Payment or particular location are authorized or required by law, regulation or executive order to close.

     "CEDEL" means Centrale de Livraison de Valeurs Mobilieres, S.A., or its
      -----
successor.

     "Commission" means the Securities and Exchange Commission, as from time to
      ----------
time constituted, created under the Exchange Act, or, if at any time after execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

     "Common Depository" has the meaning specified in Section 304(b).
      -----------------

     "Company" means the Person named as the "Company" in the first paragraph
      -------
of this Indenture until a successor corporation has become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation, and any other guarantor on any Guarantee.

     "Company Certificate" means a certificate signed by the Chairman of the
      -------------------
Board of Trustees, the President or a Vice President of the Company and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

     "Company Request" and "Company Order" mean, respectively, a written
      ---------------       -------------
request or order signed in the name of the Company by the Chairman of the Board of Trustees, the President or a Vice President of the Company and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

     "Conversion Event" means the cessation of use of (i) a Foreign Currency
      ----------------
(other than the Euro or other currency unit) both by the government of the country which issued such currency and for the settlement of transactions by a central bank or other public institutions of or within the international banking community, (ii) the Euro or (iii) any currency unit (or composite currency) other than the Euro for the purposes for which it was established.

     "Corporate Trust Office" means the office of the Trustee at which, at any
      ----------------------
particular time, its corporate trust business is principally administered, which office at the date hereof is located at _______________________________________.

     "corporation" includes corporations, associations, limited liability
      -----------
companies, real estate investment trusts and business trusts.

     "coupon" means any interest coupon appertaining to a Bearer Security.
      ------

     "covenant defeasance" has the meaning specified in Section 1403.
      -------------------

     "Custodian" has the meaning specified in Section 501.
      ---------

     "Defaulted Interest" has the meaning specified in Section 307.
      ------------------

     "defeasance" has the meaning specified in Section 1402.
      ----------

     "Dollar" or "$" means a dollar or other equivalent unit in such coin or
      ------      -
currency of the United States of America as at the time is legal tender for the payment of public and private debts.

     "DTC" means The Depository Trust Company.
      ---

     "Euro" means the single currency of the participating member states from
      ----
time to time of the European Union described in legislation of the European Council for the operation of a single unified European currency (whether known as the Euro or otherwise).

     "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels
      ---------
Office, or its successor as operator of the Euroclear System.

     "Event of Default" has the meaning specified in Section 501.
      ----------------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and
      ------------
the rules and regulations promulgated thereunder by the Commission.

     "Exchange Date" has the meaning specified in Section 304(b).
      -------------

     "Financial Statements" has the meaning specified in Section 1008.
      --------------------

     "Foreign Currency" means any currency, currency unit or composite
      ----------------
currency, including, without limitation, the Euro issued by the government of one or more countries other than the United States of America or by any recognized confederation or association of such governments.

     "GAAP" means generally accepted accounting principles as used in the
      ----
United States applied on a consistent basis as in effect from time to time; provided that, solely for purposes of calculating the financial covenants
--------
contained herein, "GAAP" shall mean generally accepted accounting principles as used in the United States on the date hereof, applied on a consistent basis.

     "Government Obligations" means securities which are (i) direct obligations
      ----------------------
of the United States of America or the government which issued the Foreign Currency in which the Securities of a particular series are payable, for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such government which issued the Foreign Currency in which the Securities of such series are payable, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government, which, in either case, are not callable or redeemable at the option of the issuer thereof, and also includes a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required
                                               --------
by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

     "Guarantee" means the unconditional guarantee of the payment of the
      ---------
principal of (and premium and Make-Whole Amount, if any, on) and interest and Additional Amounts, if any, on the Guaranteed Securities by the Company, as more fully described in Article Sixteen.

     "Guaranteed Securities" means a series of Securities made subject to a
      ---------------------
Guarantee (as set forth in Article Sixteen) pursuant to Section 301.

     "Holder" when used with respect to a Registered Security, means the Person
      ------
in whose name such Registered Security is registered in the Security Register and, when used with respect to a Bearer Security or any coupon, means the bearer thereof.

     "Indenture" means this instrument as originally executed or as it may from
      ---------
time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and includes the terms of particular series of Securities established as contemplated by
Section 301; provided, however, that, if at any time more than one Person is
             --------  -------
acting as Trustee under this instrument, "Indenture" when used with respect to any one or more series of Securities with respect to which such Person is acting as Trustee, shall mean this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of the or those particular series of Securities with respect to which such Person is acting as Trustee established as contemplated by Section 301, exclusive, however, of any provisions or terms which relate solely to other series of Securities with respect to which such Person is not acting as Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

     "Indexed Security" means a Security the terms of which provide that the
      ----------------
principal amount thereof payable at Stated Maturity may be more or less than the face principal amount thereof at original issuance.

     "interest" when used with respect to an Original Issue Discount Security
      --------
which by its terms bears interest only after Maturity, means interest payable after Maturity, and, when used with respect to a Security which provides for the payment of Additional Amounts pursuant to Section 1010, includes such Additional Amounts.

     "Interest Payment Date" when used with respect to any Security, means the
      ---------------------
Stated Maturity of an installment of interest on such Security.

     "Make-Whole Amount" means the amount, if any, in addition to principal
      -----------------
which is required by a Security, under the terms and conditions specified therein or as otherwise specified as contemplated by Section 301, to be paid by the Operating Partnership to the Holder thereof in connection with any optional redemption or accelerated payment of such Security.

     "mandatory sinking fund payment" has the meaning specified in Section
      ------------------------------
1201.

     "Maturity" when used with respect to any Security, means the date on which
      --------
the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment, repurchase or otherwise.

     "Notice of Default" has the meaning specified in Section 501.
      -----------------

     "Operating Partnership" means the Person named as the "Operating
      ---------------------
Partnership" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Operating Partnership" shall mean such successor Person, and any other obligor upon the Securities.

     "Operating Partnership Certificate" means a certificate signed in the name
      ---------------------------------
of the Operating Partnership by the Chairman of the Board of Trustees, the President or a Vice President of the Company and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, in the Company's capacity as sole general partner of the Operating Partnership, and delivered to the Trustee.

     "Operating Partnership Request" or "Operating Partnership Order" mean,
      -----------------------------      ---------------------------
respectively, a written request or order signed in the name of the Operating Partnership by the Chairman of the Board of Trustees, the President or a Vice President of the Company and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, in the Company's capacity as general partner of the Operating Partnership, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be an
      ------------------
employee of or counsel for the Operating Partnership or the Company or other counsel satisfactory to the Trustee.

     "optional sinking fund payment" has the meaning specified in Section 1201.
      -----------------------------

     "Original Issue Discount Security" means any Security which provides for
      --------------------------------
an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

     "Outstanding" when used with respect to Securities, means, as of the date
      -----------
of determination, all Securities theretofore authenticated and delivered under this Indenture, exclusive of:

             (1) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

             (2) Securities, or portions thereof, for whose payment or redemption or repayment at the option of the Holder money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Operating Partnership or the Company) in trust or set aside and segregated in trust by the Operating Partnership (if the Operating Partnership shall act as its own Paying Agent) for the holders of such Securities and any coupons appertaining thereto, provided that, if such
                                                      --------
     Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or other provision therefor satisfactory to the Trustee has been made;

             (3) Securities, except solely to the extent provided in Section 401, 1402 or 1403, as applicable, with respect to which the Operating Partnership has effected defeasance and/or covenant defeasance as provided in Article Four or Fourteen; and

             (4) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there has been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Operating Partnership;

provided, however, that in determining whether the Holders of the required
--------  -------
principal amount of the Outstanding Securities have concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculations required by Section 313 of the Trust Indenture Act, (i) the principal amount of an Original Issue Discount Security which may be counted in making such determination or calculation and which shall be deemed Outstanding for such purpose shall be equal to the amount of principal thereof which would be (or has been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the maturity thereof pursuant to Section 502, (ii) the principal amount of any Security denominated in a Foreign Currency which may be counted in making such determination or calculation and which shall be deemed Outstanding for such purpose shall be equal to the Dollar equivalent, determined pursuant to Section 301 as of the date such Security is originally issued by the Operating Partnership, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent as of such date of original issuance of the amount determined as provided in clause (i) above) of such Security, (iii) the principal amount of any Indexed Security which may be counted in making such determination or calculation and which shall be deemed Outstanding for such purpose shall be equal to the face principal amount of such Indexed Security at original issuance, unless otherwise provided with respect to such Indexed Security pursuant to Section 301, and (iv) Securities owned by the Operating Partnership, the Company or any other obligor on the Securities or any Affiliate of the Operating Partnership, the Company or of such other obligor shall be disregarded and deemed not Outstanding, except that, for the purposes of determining whether the Trustee is protected in making such calculation or in relying on any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Operating Partnership, the Company or any other obligor on the Securities or any Affiliate of the Operating Partnership, the Company or of such other obligor.

     "Paying Agent" means any Person authorized by the Operating Partnership to
      ------------
pay the principal of (and premium or Make-Whole Amount, if any, on) and interest and Additional Amounts, if any, on any Securities or coupons on behalf of the Operating Partnership, or if no such Person is authorized, the Operating Partnership.

     "Person" means any individual, corporation, partnership, limited liability
      ------
company, joint venture, association, joint-stock company, real estate investment trust, business trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment" when used with respect to the Securities of or within
      ----------------
any series, means the Corporate Trust Office of the Trustee and any place or places which the Operating Partnership may from time to time designate as the place or places where the principal of (and premium or Make-Whole Amount, if any, on) and interest and Additional Amounts, if any, on such Securities are payable as specified as contemplated by Sections 301 and 1002 and presentations, surrenders, notices and demands with respect to such Securities and this Indenture may be made.

     "Predecessor Security" when used with respect to any particular Security,
      --------------------
means every previous Security evidencing all or a portion of the same debt as evidenced by such Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security or a Security to which a mutilated, destroyed, lost or stolen coupon appertains shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security or the Security to which the mutilated, destroyed, lost or stolen coupon appertains.

     "Redemption Date" when used with respect to any Security to be redeemed,
      ---------------
means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price" when used with respect to any Security to be redeemed,
      ----------------
means the price at which it is to be redeemed pursuant to this Indenture.

     "Registered Security" means any Security which is registered in the
      -------------------
Security Register.

     "Regular Record Date" when used with respect to an installment of interest
      -------------------
payable on any Interest Payment Date on the Registered Securities of or within any series, means the date specified for that purpose as contemplated by Section 301, whether or not a Business Day.

     "Repayment Date" when used with respect to any Security to be repaid or
      --------------
repurchased at the option of the Holder, means the date fixed for such repayment or repurchase by or pursuant to this Indenture.

     "Repayment Price" when used with respect to any Security to be repaid or
      ---------------
repurchased at the option of the Holder, means the price at which it is to be repaid or repurchased by or pursuant to this Indenture.

     "Required Filing Dates" has the meaning specified in Section 1008.
      ---------------------

     "Responsible Officer" when used with respect to the Trustee, means any
      -------------------
officer of the Trustee in the corporate trust department or similar group of the Trustee or, with respect to any particular matter arising hereunder, any officer of the Trustee to whom such matter has been assigned.

     "Securities Act" means the Securities Act of 1933, as amended, and the
      --------------
rules and regulations promulgated thereunder by the Commission.

     "Security" has the meaning specified in the first recital of this
      --------
Indenture and, more particularly, means any Security or Securities authenticated and delivered under this Indenture; provided, however, that, if at any time
                                    --------  -------
there is more than one Person acting as Trustee under this Indenture, "Securities" when used with respect to the Indenture with respect to which such Person is acting as Trustee, shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of or within any series with respect to which such Person is not acting as Trustee.

     "Security Register" and "Security Registrar" have the respective meanings
      -----------------       ------------------
specified in Section 305.

     "Significant Subsidiary" means any Subsidiary which is a "significant
      ----------------------
subsidiary" (within the meaning of Regulation S-X promulgated under the Securities Act.)

     "Special Record Date" when used with respect to the payment of any
      -------------------
Defaulted Interest on the Registered Securities of or within any series, means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity" when used with respect to any Security or any
      ---------------
installment of principal thereof or interest thereon or any Additional Amounts with respect thereto, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is, or such Additional Amounts are, due and payable.

     "Subsidiary" when used with respect to any Person, means any corporation
      ----------
or other entity of which a majority of (a) the voting power of the voting equity securities or (b) in the case of a partnership or any other entity other than a corporation, the outstanding equity interests of which are owned, directly or indirectly, by such Person. For the purposes of this definition, "voting equity securities" means equity securities having voting power for the election of directors, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended
      -------------------
and as in force at the date as of which this Indenture was executed, except as provided in Section 905.

     "Trustee" means the Person named as the "Trustee" in the first paragraph
      -------
of this Indenture until a successor Trustee has become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then acting as a Trustee hereunder; provided,
                                                               --------
however, that if at any time there is more than one such Person, "Trustee" when
-------
used with respect to the Securities of or within any series, shall mean only the Trustee with respect to the Securities of such series.

     "United States" means, unless otherwise specified with respect to any
      -------------
Securities pursuant to Section 301, the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     "United States person" means, unless otherwise specified with respect to
      --------------------
any Securities pursuant to Section 301, an individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

     "Yield to Maturity" means the yield to maturity, computed at the time of
      -----------------
issuance of a Security (or, if applicable, at the most recent redetermination of interest on such Security) and as set forth in such Security in accordance with generally accepted United States bond yield computation principles.

      SECTION 102. Compliance Certificates and Opinions.  Upon any application
                   ------------------------------------
or request by the Operating Partnership or the Company to the Trustee to take any action under any provision of this Indenture, the Operating Partnership or the Company, as the case may be, shall furnish to the Trustee an Operating Partnership Certificate or a Company Certificate, as the case may be, stating that all conditions precedent, if any, provided for in this Indenture (including any covenants compliance with which constitute conditions precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to Section 1009) shall include:

          (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation on which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such condition or covenant has been complied with; and

          (4) a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with.

      SECTION 103. Form of Documents Delivered to Trustee.  In any case in which
                   --------------------------------------
several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion as to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Operating Partnership or the Company may be based, insofar as it relates to legal matters, on an Opinion of Counsel, or a certificate or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion, certificate or representations with respect to the matters on which his or her certificate or opinion is based are erroneous. Any such Opinion of Counsel or certificate or representations may be based, insofar as it relates to factual matters, on a certificate or opinion of, or representations by, an officer or officers of the Operating Partnership or the Company, as the case may be, stating that the information as to such factual matters is in the possession of the Operating Partnership or the Company, as the case may be, unless such counsel knows that the certificate or opinion or representations as to such matters are erroneous.

     If any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      SECTION 104. Acts of Holders.
                   ---------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of such series may, alternatively, be embodied in and evidenced by the record of such Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of such Holders duly called and held in accordance with the provisions of Article Fifteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, if expressly required herein, to the Operating Partnership or the Company. Such instrument or instrument and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at
      ---
     any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee, the Operating Partnership and the Company and any agent of the Trustee, the Operating Partnership or the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in
     Section 1506.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. If such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient.

          (c) The ownership of Registered Securities shall be proved by the Security Register.

          (d) The ownership of Bearer Securities may be proved by the production of such Bearer Securities or by a certificate executed, as depository, by any trust company, bank, banker or other depository, wherever situated, if such certificate is deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depository, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee, the Operating Partnership and the Company may assume that such ownership of any Bearer Security continues until (i) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, (ii) such Bearer Security is produced to the Trustee by some other Person, (iii) such Bearer Security is surrendered in exchange for a Registered Security or (iv) such Bearer Security is no longer Outstanding. The ownership of Bearer Securities may also be proved in any other manner which the Trustee deems sufficient.

          (e) If the Operating Partnership or the Company shall solicit from the Holders of Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Operating Partnership or the Company, as the case may be, may, at its option, in or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but neither the Operating Partnership nor the Company shall be obligated to do so. Notwithstanding Section 316(c) of the Trust Indenture Act, such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purpose of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the
           --------
     Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

          (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, any Authenticating Agent, the Operating Partnership or the Company in reliance thereon, whether or not notation of such action is made on such Security.

      SECTION 105.  Notices to Trustee, Operating Partnership and Company.  Any
                    -----------------------------------------------------
request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

          (1) the Trustee by any Holder, the Operating Partnership or the Company shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, to the Trustee addressed to it at the address of its Corporate Trust Office specified in the first paragraph of this Indenture, Attention: Corporate Trust Administration; or

          (2) the Operating Partnership or the Company by the Trustee or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to the Operating Partnership or the Company, as the case may be, addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Operating Partnership or the Company, as the case may be.

      SECTION 106.  Notice to Holders; Waiver.  When this Indenture provides for
                    -------------------------
notice of any event to Holders of Registered Securities by the Operating Partnership, the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case in which notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

     If, by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it is impracticable to give such notice by mail, then such notification to Holders of Registered Securities as is made with the approval of the Trustee shall constitute a sufficient notification to such Holders for every purpose hereunder.

     Except as otherwise expressly provided herein or otherwise specified with respect to any Securities pursuant to Section 301, when this Indenture provides for notice to Holders of Bearer Securities of any event, such notices shall be sufficiently given if published in an Authorized Newspaper in The City of New York and in such other city or cities as may be specified in such Securities and, if the Securities of such series are listed on any securities exchange outside the United States, in any place at which such Securities are listed on a securities exchange to the extent that such securities exchange so requires, on a Business Day, such publication to be not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once, on the date of the first such publication.

     If, by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause, it is impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as is given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to any particular Holder of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of such notice with respect to other Holders of Bearer Securities or the sufficiency of any notice to Holders of Registered Securities given as provided herein.

     Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

     When this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      SECTION 107.  Effect of Headings and Table of Contents.  The Article and
                    ----------------------------------------
Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      SECTION 108.  Successors and Assigns. All covenants and agreements in this
                    ----------------------
Indenture by the Operating Partnership or the Company shall bind their respective successors and assigns, whether so expressed or not.

      SECTION 109.  Separability Clause. In case any provision in this Indenture
                    -------------------
or in any Security or Guarantee, if any, endorsed thereon or any coupon appertaining thereto shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      SECTION 110.  Benefits of Indenture.  Nothing in this Indenture or in the
                    ---------------------
Securities or Guarantees, if any, endorsed thereon or any coupons appertaining thereto, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent, any Authenticating Agent and their successors hereunder and the Holders any benefit or any legal or equitable right, remedy or claim under this Indenture.

      SECTION 111.  No Personal Liability.  No recourse under or on any
                    ---------------------
obligation, covenant or agreement contained in this Indenture, or in any Security or Guarantee, if any, endorsed thereon or any coupon appertaining thereto, or because of any indebtedness evidenced thereby, shall be had against any promoter, as such, or against any past, present or future trustee, officer, employee or shareholder, as such, of the Operating Partnership, the Company or any successor, either directly or through the Operating Partnership, the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities and Guarantees, if any, endorsed thereon by the Holders thereof and as part of the consideration for the issue of the Securities and Guarantees, if any, endorsed thereon.

      SECTION 112.  Governing Law.  This Indenture, the Securities and the
                    -------------
Guarantees, if any, endorsed thereon and any coupons appertaining thereto shall be governed by and construed in accordance with the law of the State of [Massachusetts]. This Indenture is subject to the provisions of the Trust Indenture Act which are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions. If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of
Section 318(c) of the Trust Indenture Act, the imposed duties shall control.

      SECTION 113.  Legal Holidays.  In any case in which any Interest Payment
                    --------------
Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity of any Security is not a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or any Security or coupon other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu hereof), payment of the principal of (and premium or Make-Whole Amount, if any, on) or interest or Additional Amounts, if any, on such Security need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repayment Date or
sinking fund payment date, or at the Stated Maturity or Maturity; provided,
                                                                  --------
however, that no interest shall accrue on the amount so payable for the period
-------
from and after such Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be.

      SECTION 114.  Counterparts.  This Indenture may be executed in several
                    ------------
counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                                  ARTICLE TWO
                               SECURITIES FORMS

      SECTION 201.  Forms of Securities.  The Registered Securities, if any, of
                    -------------------
each series, the Bearer Securities, if any, of each series, the related Guarantees, if any, endorsed thereon and any coupons of each series, shall be in substantially such forms as are established in or pursuant to one or more indentures supplemental hereto or Board Resolutions, shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Operating Partnership or the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed, or to conform to usage.

     Unless otherwise specified as contemplated by Section 301, Bearer Securities shall have interest coupons attached.

     The definitive Securities and coupons shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities or coupons, as evidenced by their execution of such Securities or coupons.

      SECTION 202.  Form of Trustee's Certificate of Authentication.  Subject to
                    -----------------------------------------------
Section 611, the Trustee's certificate of authentication shall be in substantially the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                              [NAME OF TRUSTEE],
                              as Trustee


                              By:_________________________________
                                    Authorized Officer

      SECTION 203.  Securities Issuable in Global Form.  If Securities of or
                    ----------------------------------
within a series are issuable in global form, as specified as contemplated by
Section 301, then, notwithstanding clause (8) of Section 301 and the provisions of Section 302, any such Security shall represent such of the Outstanding Securities of such series as are specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in the manner and in accordance with instructions given by such Person or Persons specified therein or in the Operating Partnership Order to be delivered to the Trustee pursuant to
Section 303 or 304. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and in accordance with instructions given by the Person or Persons specified therein or in the applicable Operating Partnership Order. If an Operating Partnership Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Operating Partnership with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

     The provisions of the last sentence of Section 303 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Operating Partnership and the Operating Partnership delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.

     Notwithstanding the provisions of Section 307, unless otherwise specified as contemplated by Section 301, payment of principal of (and premium or Make-Whole Amount, if any, on) and interest and Additional Amounts, if any, on any Security in permanent global form shall be made to the Person or Persons specified therein.

     Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Operating Partnership, the Company, the Trustee and any agent of the Operating Partnership, the Company or the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a permanent global Security (i) in the case of a permanent global Security in registered form, the Holder of such permanent global Security in registered form, or (ii) in the case of a permanent global Security in bearer form, Euroclear or CEDEL.

                                 ARTICLE THREE
                                THE SECURITIES

      SECTION 301.  Amount Unlimited; Issuable in Series.  The aggregate
                    ------------------------------------
principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to one or more Board Resolutions, or indentures supplemental hereto, prior to the issuance of Securities of any series, any or all of the following, as applicable (each of which (except for the matters set forth in clauses (1), (2) and (15) below), if so provided, may be determined from time to time by the Operating Partnership and the Company with respect to unissued Securities of or within the series when issued from time to time):

          (1) the title of the Securities of or within the series (which shall distinguish the Securities of such series from all other series of Securities);

          (2) any limit on the aggregate principal amount of the Securities of or within the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of or within the series pursuant to Section 304, 305, 306, 906, 1107 or 1305);

          (3) the date or dates, or the method by which such date or dates will be determined, on which the principal of the Securities of or within the series shall be payable and the amount of principal payable thereon;

          (4) the rate or rates at which the Securities of or within the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, the Interest Payment Dates on which such interest will be payable and the Regular Record Date, if any, for the interest payable on any Registered Security on any Interest Payment Date, or the method by which such date shall be determined, and the basis on which interest shall be calculated if other than a 360-day year comprised of twelve 30-day months;

          (5) the place or places, if any, other than or in addition to the Corporate Trust Office where the principal of (and premium or Make-Whole Amount, if any, on) and interest and Additional Amounts, if any, on Securities of or within the series shall be payable, any Registered Securities of or within the series may be surrendered for registration of transfer or exchange and notices or demands to or upon the Operating Partnership or the Company, as applicable, in respect of the Securities of or within the series, any related Guarantees and this Indenture may be served;

          (6) the period or periods within which, the price or prices (including the premium or Make-Whole Amount, if any) at which, the currency or currencies, currency unit or units or composite currency or currencies in which, and other terms and conditions upon which Securities of or within the series may be redeemed, in whole or in part, at the option of the Operating Partnership, if the Operating Partnership is to have the option;

          (7) the obligation, if any, of the Operating Partnership to redeem, repay or purchase Securities of or within the series pursuant to any sinking fund or analogous provision or at the option of a Holder thereof, and the period or periods within which or the date or dates on which, the price or prices at which, the currency or currencies, currency unit or units or composite currency or currencies in which, and other terms and conditions upon which Securities of or within the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

          (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Registered Securities of or within the series shall be issuable and, if other than the denomination of $5,000, the denomination or denominations in which any Bearer Securities of or within the series shall be issuable;

          (9) if other than the Trustee, the identity of each Security Registrar and/or Paying Agent;

          (10) the percentage of the principal amount at which Securities will be issued and, if other than the principal amount thereof, the portion of the principal amount of Securities of or within the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

          (11) if other than Dollars, the Foreign Currency or Currencies in which payment of the principal of (and premium or Make-Whole Amount, if any, on) or interest or Additional Amounts, if any, on the Securities of or within the series shall be payable or in which the Securities of or within the series shall be denominated;

          (12) whether the amount of payments of the principal of (and premium or Make-Whole Amount, if any, on) or interest or Additional Amounts, if any, on the Securities of or within the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more currencies, currency units, composite currencies, commodities, equity indices or other indices), and the manner in which such amounts shall be determined;

          (13) whether the principal of (and premium or Make-Whole Amount, if any, on) or interest or Additional Amounts, if any, on the Securities of or within the series are to be payable, at the election of the Operating Partnership or a Holder thereof, in a currency or currencies, currency unit or units or composite currency or currencies other than that in which such Securities are denominated or stated to be payable, the period or periods within which (including the Election Date), and the terms and conditions upon which, such election may be made, and the time and manner of, and identity of the exchange rate agent with responsibility for, determining the exchange rate between the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are denominated or stated to be payable and the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are to be so payable;

          (14) provisions, if any, granting special rights to the Holders of Securities of or within the series on the occurrence of such events as may be specified;

          (15) any deletions from, modifications of or additions to the Events of Default or covenants of the Operating Partnership or the Company with respect to Securities of or within the series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

          (16) whether Securities of or within the series are to be issuable as Registered Securities, Bearer Securities (with or without coupons) or both, any restrictions applicable to the offer, sale or delivery of Bearer Securities and the terms upon which Bearer Securities of or within the series may be exchanged for Registered Securities of or within the series and vice versa (if permitted by applicable laws and regulations), whether any Securities of or within the series are to be issuable initially in temporary global form and whether any Securities of or within the series are to be issuable in permanent global form with or without coupons and, if so, whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 305, and, if Registered Securities of or within the series are to be issuable as a global Security, the identity of the depository for such series, and the date as of which any Bearer Securities of or within the series and any temporary global Security representing Outstanding Securities of or within the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

          (17) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature, and the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 304;

          (18) the applicability, if any, of Sections 1402 and/or 1403 to the Securities of or within the series and any provisions in modification of, in addition to or in lieu of any of the provisions of Article Fourteen;

          (19) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and/or terms of such certificates, documents or conditions;

          (20) whether Securities of or within the series are to be Guaranteed Securities and, if so, the terms of the Guarantees endorsed thereon;

          (21) whether and under what circumstances the Operating Partnership will pay Additional Amounts as contemplated by Section 1010 on the Securities of or within the series to any Holder who is not a United States person (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge and, if so, whether the Operating Partnership will have the option to redeem such Securities rather than pay such Additional Amounts (and the terms of any such option); and

          (22) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one series and the coupons appertaining to any Bearer Securities of such series, if any, and the Guarantees, if any, endorsed on any Bearer Securities of such series, if any, shall be substantially identical except, in the case of Registered or Bearer Securities issued in global form, as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series.

     If any of the terms of the Securities of any series are established by action taken pursuant to one or more Board Resolutions or supplemental indentures, a copy of an appropriate record of such action(s) shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Operating Partnership Order for authentication and delivery of such Securities.

      SECTION 302.  Denominations.  The Securities of each series shall be
                    -------------
issuable as Bearer Securities, as Registered Securities or in any combination thereof, and in such denominations and amounts as are specified as contemplated by Section 301. With respect to any series denominated in Dollars, in the absence of any such provisions with respect to the Securities of any series, the Registered Securities of such series, other than Registered Securities issued in global form (which may be of any denomination), shall be issuable in denominations of $1,000 and any integral multiple thereof and the Bearer Securities of such series, other than Bearer Securities issued in global form (which may be of any denomination), shall be issuable in denominations of $5,000.

      SECTION 303.  Execution, Authentication, Delivery and Dating.  The
                    ----------------------------------------------
Securities and any coupons appertaining thereto shall be executed on behalf of the Operating Partnership by the Company in its capacity as general partner of the Operating Partnership by the Chairman of the Board of Trustees, the President, a Vice President or the Treasurer of the Company, under the Company's corporate seal reproduced thereon, and attested by the Company's or one of its Assistant Secretaries. The Company agrees to execute a Guarantee on each Guaranteed Security authenticated and delivered by the Trustee. Guarantees shall be executed on behalf of the Company by the Chairman of the Board of Trustees, the President, a Vice President or the Treasurer of the Company, under its corporate seal reproduced thereon, and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities, any related Guarantees and any coupons may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities, any related Guarantees and any coupons.

     Any Securities, any related Guarantees or any coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Operating Partnership or the Company, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or any related Guarantees or did not hold such offices at the date of such Securities, any related Guarantees or any coupons.

     At any time and from time to time after the execution and delivery of this Indenture, the Operating Partnership may deliver Securities of any series, together with any coupons, executed by the Operating Partnership, and together with any related Guarantees, executed by the Company to the Trustee for authentication, together with an Operating Partnership Order for the authentication and delivery of such Securities, and the Trustee shall authenticate and deliver such Securities in accordance with the Operating Partnership Order; provided, however, that, in connection with its original
                   --------  -------
issuance, no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and provided, further, that, unless otherwise
                                   --------  -------
specified with respect to any series of Securities pursuant to Section 301, a Bearer Security may be delivered in connection with its original issuance only if the Person entitled to received such Bearer Security has furnished a certificate to Euroclear or CEDEL, as the case may be, in the form set forth in Exhibit A-1 to this Indenture or such other certificate as may be specified with respect to any series of Securities pursuant to Section 301, dated no earlier than 15 days prior to the earlier of the date on which such Bearer Security is delivered and the date on which any temporary Security first becomes exchangeable for such Bearer Security in accordance with the terms of such temporary Security and this Indenture.

     Except as permitted by Section 306, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and canceled. If all of the Securities of any series are not to be issued at one time and if the Board Resolution or supplemental indenture establishing such series so permits, such Operating Partnership Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and determining the terms of particular Securities of such series, such as the interest rate or formula, maturity date, date of issuance and date from which interest shall accrue.

     In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, any related Guarantees and any coupons appertaining thereto, the Trustee shall be entitled to receive, and (subject to Section 315(a) through 315(d) of the Trust Indenture Act) shall be fully protected in relying on:

          (1) an Opinion of Counsel complying with Section 102 and stating that:

              (A) the form or forms of such Securities, any related Guarantees and any coupons appertaining thereto have been, or will have been upon compliance with such procedures as may be specified therein, established in conformity with the provisions of this Indenture;

              (B) the terms of such Securities, any related Guarantees and any coupons appertaining thereto have been, or will have been upon compliance with such procedures as may be specified therein, established in conformity with the provisions of this Indenture; and

              (C) such Securities, together with any coupons appertaining thereto, when executed by the Operating Partnership, together with any related Guarantees, completed pursuant to such procedures as may be specified therein and delivered by the Operating Partnership to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture and issued by the Operating Partnership in the manner and subject to any conditions specified in such Opinion of Counsel, and any Guarantees endorsed on such Securities, when executed by the Company and completed pursuant to such procedures as may be specified therein and delivered together with such Securities as referred to above, will constitute legal, valid and binding obligations of the Operating Partnership and the Company, as the case may be, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and to such other matters as may be specified therein; and

          (2) an Operating Partnership Certificate and, if such Securities are Guaranteed Securities, a Company Certificate, in each case complying with
     Section 102 and stating that all conditions precedent provided for in this Indenture relating to the issuance of such Securities have been, or will have been upon compliance with such procedures as may be specified therein, complied with and that, to the best of the knowledge of the signers of such certificate, no Event of Default with respect to such Securities has occurred and is continuing.

The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties, obligations or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Operating Partnership Order, an Opinion of Counsel, an Operating Partnership Certificate or a Company Certificate otherwise required pursuant to the preceding paragraph at the time of issuance of each Security of such series, but such order, opinion and certificates, with appropriate modifications to cover such future issuances, shall be delivered at or before the time of issuance of the first Security of such series.

     Each Registered Security shall be dated the date of its authentication and each Bearer Security shall be dated as of the date specified as contemplated by
Section 301.

     No Security, related Guarantee or coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security or the Security to which such coupon appertains a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate on any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security has been authenticated and delivered hereunder but never issued and sold by the Operating Partnership, and the Operating Partnership delivers such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued or sold by the Operating Partnership, for all purposes of this Indenture such Security and any related Guarantee shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

      SECTION 304.  Temporary Securities.
                    --------------------

          (a) Pending the preparation of definitive Securities of any series, the Operating Partnership may execute (and, if such Securities are Guaranteed Securities, the Company may endorse Guarantees on); and upon an Operating Partnership Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form, or, if authorized, in bearer form with or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities. In the case of Securities of any series, such temporary Securities may be in global form.

          Except in the case of temporary Securities in global form (which shall be exchanged in accordance with Section 304(b) or as otherwise provided in or pursuant to a Board Resolution), if temporary Securities of any series are issued, the Operating Partnership will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Operating Partnership in a Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, together with any non-matured coupons appertaining thereto, the Operating Partnership shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities (which, if such Securities are Guaranteed Securities, shall have the related Guarantees endorsed thereon) of the same series of authorized denominations; provided, however,
                                                              --------  -------
     that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided, further, that a definitive
                                        --------  -------
     Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 303. Until so exchanged, the temporary Securities and any related Guarantees or coupons appertaining thereto of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities and related Guarantees or coupons appertaining thereto of such series.

          (b) Unless otherwise provided as contemplated in Section 301, this
     Section 304(b) shall govern the exchange of temporary Securities issued in global form other than through the facilities of DTC. If any such temporary Security is issued in global form, then such temporary global Security shall, unless otherwise provided therein, be delivered to the London office of a depository or common depository (the "Common
                                                              ------
     Depository"), for the benefit of Euroclear and CEDEL.
     ----------

          Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security (the "Exchange Date"), the Operating Partnership shall
                           -------------
     deliver to the Trustee definitive Securities, in an aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Operating Partnership (and, if such Securities are Guaranteed Securities, with the related Guarantees endorsed thereon). On or after the Exchange Date, such temporary global Security shall be surrendered by the Common Depository to the Trustee, as the Operating Partnership's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge, and the Trustee shall authenticate and deliver, in the name of Euroclear or CEDEL, as the case may be, in exchange for each portion of such temporary global Security, an equal aggregate principal amount of definitive Securities (which, if such Securities are Guaranteed Securities, shall have the related Guarantees endorsed thereon) of or within the same series of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary global Security shall be in bearer form, registered form, permanent global bearer form or permanent global registered form, or any combination thereof, as specified as contemplated by Section 301, and, if any combination thereof is so specified, as requested by the Common Depository; provided, however, that, unless
                                         --------  -------
     otherwise specified in such temporary global Security, upon such presentation by the Common Depository, such temporary global Security shall be accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL as to the portion of such temporary global Security held for its account then to be exchanged, each in the form set forth in Exhibit A-2 to this Indenture or in such other form as may be established pursuant to Section 301; and provided, further, that definitive Bearer Securities shall be delivered in
     --------  -------
     exchange for a portion of a temporary global Security only in compliance with the requirements of Section 303.

          Unless otherwise specified in such temporary global Security, the interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged for definitive Securities (which, if such Securities are Guaranteed Securities, shall have the related Guarantees endorsed thereon) of the same series and of like tenor following the Exchange Date when the account holder instructs Euroclear or CEDEL, as the case may be, to request such exchange on his behalf and delivers to Euroclear or CEDEL, as the case may be, a certificate in the form set forth in Exhibit A-1 to this Indenture (or in such other form as may be established pursuant to Section 301), dated no earlier than 15 days prior to the Exchange Date, copies of which certificate shall be available from the offices of Euroclear and CEDEL, the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like unless such Person takes delivery of such definitive Securities in person at the offices of Euroclear or CEDEL. Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary global Security shall be delivered only outside the United States.

          Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 301, interest payable on a temporary global Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euroclear and CEDEL on such Interest Payment Date upon delivery by Euroclear and CEDEL to the Trustee of a certificate or certificates in the form set forth in Exhibit A-2 to this Indenture (or in such other forms as may be established pursuant to Section 301), for credit without further interest on or after such Interest Payment Date to the respective accounts of Persons who are the beneficial owners of such temporary global Security on such Interest Payment Date and who have each delivered to Euroclear or CEDEL, as the case may be, a certificate dated no earlier than 15 days prior to the Interest Payment Date occurring prior to such Exchange Date in the form set forth in Exhibit A-1 to this Indenture (or in such other forms as may be established pursuant to Section 301). Notwithstanding anything to the contrary herein contained, the certifications made pursuant to this paragraph shall satisfy the certification requirements of the preceding two paragraphs of this Section 304(b) and of the third paragraph of Section 303 of this Indenture and the interests of the Persons who are the beneficial owners of the temporary global Security with respect to which such certification was made will be exchanged for definitive Securities (which, if such Securities are Guaranteed Securities, shall have the related Guarantees endorsed thereon) of the same series and of like tenor on the Exchange Date or the date of certification if such date occurs after the Exchange Date, without further act or deed by such beneficial owners. Except as otherwise provided in this paragraph, no payments of principal or interest owing with respect to a beneficial interest in a temporary global Security will be made unless and until such interest in such temporary global Security has been exchanged for an interest in a definitive Security. Any interest so received by Euroclear and CEDEL and not paid as herein provided shall be returned to the Trustee prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Operating Partnership

      SECTION 305.  Registration, Registration of Transfer and Exchange.  The
                    ---------------------------------------------------
Operating Partnership shall cause to be kept at the Corporate Trust Office of the Trustee or in any office or agency of the Operating Partnership in a Place of Payment a register for each series of Securities (the registers maintained in such office or in any such office or agency of the Operating Partnership in a Place of Payment being herein sometimes referred to collectively as the "Security Register") in which, subject to such reasonable regulations as it may
------------------
prescribe, the Operating Partnership shall provide for the registration of Registered Securities and of transfers of Registered Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Trustee, at its Corporate Trust Office, is hereby initially appointed "Security
                                                                       --------
Registrar" for the purpose of registering Registered Securities and transfers of
---------
Registered Securities on such Security Register as herein provided. In the event that the Trustee ceases to be Security Registrar, it shall have the right to examine the Security Register at all reasonable times.

     Subject to the provisions of this Section 305, upon surrender for registration of transfer of any Registered Security of any series at any office or agency of the Operating Partnership in a Place of Payment for such series, the Operating Partnership shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities (which, if such Registered Securities are Guaranteed Securities, shall have the related Guarantees endorsed thereon) of the same series, of any authorized denominations and of a like aggregate principal amount, being a number not contemporaneously outstanding, and containing identical terms and provisions.

     Subject to the provisions of this Section 305, at the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series, of any authorized denomination or denominations and of a like aggregate principal amount, containing identical terms and provisions, upon surrender of the Registered Securities to be exchanged at any such office or agency. Whenever any such Registered Securities are so surrendered for exchange, the Operating Partnership shall execute, and the Trustee shall authenticate and deliver, the Registered Securities (which, if such Registered Securities are Guaranteed Securities, shall have the related Guarantees endorsed thereon) which the Holder making the exchange is entitled to receive. Unless otherwise specified with respect to any series of Securities as contemplated by Section 301, Bearer Securities may not be issued in exchange for Registered Securities.

     If (but only if) permitted as contemplated by Section 301, at the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default appertaining thereto. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, any such permitted exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Operating Partnership and the Company (if such Bearer Securities are Guaranteed Securities) in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Operating Partnership, the Company (if such Bearer Securities are Guaranteed Securities) and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security surrenders to any Paying Agent any such missing coupon in respect of which such a payment has been made, such Holder shall be entitled to receive the amount of payment; provided,
                                                                      --------
however, that, except as otherwise provided in Section 1002, interest
-------
represented by a coupon shall be payable only upon presentation and surrender of such coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in a permitted exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture. Whenever any Securities are so surrendered for exchange, the Operating Partnership shall execute, and the Trustee shall authenticate and deliver, the Securities (which, if the Securities are Guaranteed Securities, shall have the related Guarantees endorsed thereon) which the Holder making the exchange is entitled to receive.

     Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any permanent global Security shall be exchangeable only as provided in this paragraph. If the depository for any permanent global Security is DTC, then, unless the terms of such global Security expressly permit such global Security to be exchanged in whole or in part for definitive Securities, a global Security may be transferred, in whole but not in part, only to a nominee of DTC, or by a nominee of DTC to DTC, or to a successor to DTC for such global Security selected and approved by the Operating Partnership or to a nominee of such successor to DTC. If at any time DTC notifies the Operating Partnership that it is unwilling or unable to continue as depository for the applicable global Security or Securities or if at any time DTC ceases to be a clearing agency registered under the Exchange Act if so required by applicable law or regulation, the Operating Partnership shall appoint a successor depository with respect to such global Security or Securities. If (i) a successor depository for such global Security or Securities is not appointed by the Operating Partnership within 90 days after the Operating Partnership receives such notice or becomes aware of such unwillingness, inability or ineligibility, (ii) an Event of Default has occurred and is continuing and the beneficial owners representing a majority in principal amount of the applicable series of Securities represented by such global Security or Securities advise DTC to cease acting as depository for such global Security or Securities or
(iii) the Operating Partnership, in its sole discretion, determines at any time that all (but not less than all) Outstanding Securities of any series issued or issuable in the form of one or more global Securities shall no longer be represented by such global Security or Securities (provided, however, that the
                                                   --------  -------
Operating Partnership may not make such determination during the 40-day restricted period provided by Regulation S under the Securities Act or during any other similar period during which the Securities must be held in global form as may be required by the Securities Act), then, upon surrender of the global Security or Securities appropriately endorsed, the Operating Partnership shall execute, and the Trustee shall authenticate and deliver definitive Securities (which, if the Securities are Guaranteed Securities, shall have the related Guarantee endorsed thereon) of like series, rank, tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such global Security or Securities. If any beneficial owner of an interest in a permanent global Security is otherwise entitled to exchange such interest for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 301 and provided that any applicable notice provided in the permanent global Security has been given, then without unnecessary delay but in any event not earlier than the earliest date on which such interest may be so exchanged, upon surrender of the global Security or Securities appropriately endorsed the Operating Partnership shall execute, and the Trustee shall authenticate and deliver definitive Securities (which, if the Securities are Guaranteed Securities, shall have the related Guarantees endorsed thereon) in aggregate principal amount equal to the principal amount of such beneficial owner's interest in such permanent global Security. On or after the earliest date on which such interests may be so exchanged, such permanent global Security shall be surrendered for exchange by DTC or such other depository as is specified in the Operating Partnership Order with respect thereto to the Trustee, as the Operating Partnership's agent for such purpose; provided, however, that no such
                                                --------  -------
exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities to be redeemed and ending on the relevant Redemption Date if the Security for which exchange is requested may be among those selected for redemption; and provided, further, that no Bearer Security
                                   --------  -------
delivered in exchange for a portion of a permanent global Security shall be mailed or otherwise delivered to any location in the United States. If a Registered Security is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

     All Securities and any related Guarantees issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Operating Partnership and the Company, respectively, evidencing the same debt and guaranty obligations, and entitled to the same benefits under this Indenture, as the Securities and related Guarantees surrendered upon such registration of transfer or exchange.

     Every Registered Security presented or surrendered for registration of transfer or for exchange or redemption shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Operating Partnership, the Company (if such Registered Securities are Guaranteed Securities) and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Operating Partnership may require payment of a sum sufficient to cover any tax or other governmental charge which may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, 1107 or 1305 not involving any transfer.

     The Operating Partnership or the Trustee, as applicable, shall not be required (i) to issue, register the transfer of or exchange any Security if such Security may be among those selected for redemption during a period beginning at the opening of business 15 days before selection of the Securities to be redeemed under Section 1103 and ending at the close of business on (A) if such Securities are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if such Securities are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if such Securities are also issuable as Registered Securities and there is no publication, the day of the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except, in the case of any Registered Security to be redeemed in part, the portion thereof not to be redeemed, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of such series and like tenor, provided that such Registered Security is
                            --------
simultaneously surrendered for redemption, or (iv) to issue, register the transfer of or exchange any Security which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

      SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities.  If any
                    ------------------------------------------------
mutilated Security or a Security with a mutilated coupon appertaining thereto is surrendered to the Trustee or the Operating Partnership, together with, in proper cases, such security or indemnity as may be required by the Operating Partnership, the Company (if such Security is a Guaranteed Security) or the Trustee to save each of them or any of their agents harmless, the Operating Partnership shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security (which, if such Security is a Guaranteed Security, shall have the related Guarantee endorsed thereon) of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security.

     If there is delivered to the Operating Partnership, the Company (if the Security is a Guaranteed Security) and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon, and
(ii) such security or indemnity as may be required by them to save each of them and any of their agents harmless, then, in the absence of notice to the Operating Partnership, the Company (if the Security is a Guaranteed Security) or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Operating Partnership shall execute and upon Operating Partnership Request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Security (which, if such Security is a Guaranteed Security, shall have the related Guarantee endorsed thereon) of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains.

     Notwithstanding the provisions of the previous two paragraphs, in case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Operating Partnership in its discretion may, instead of issuing a new Security, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains, pay such Security or coupon; provided, however, that payment of principal of (and premium
                    --------  -------
or Make-Whole Amount, if any, on) and interest and Additional Amounts, if any, on any Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 301, any interest on Bearer Securities shall be payable only upon presentation and surrender of the coupons appertaining thereto.

     Upon the issuance of any new Security under this Section, the Operating Partnership may require the payment of a sum sufficient to cover any tax or other governmental charge which may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series, and any related Guarantee and any coupons appertaining thereto, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Operating Partnership and the Company (if such Security is a Guaranteed Security), whether or not the destroyed, lost or stolen Security and any related Guarantee and any coupons appertaining thereto or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series, and any related Guarantee and any coupons appertaining thereto, duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

      SECTION 307.  Payment of Interest; Interest Rights Preserved.  Except as
                    ----------------------------------------------
otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Operating Partnership maintained for such purpose pursuant to Section 1002; provided,
                                                                  --------
however, that each installment of interest on any Registered Security may at the
-------
Operating Partnership's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to

Section 308, to the address of such Person as it appears on the Security Register or (ii) transfer to an account maintained by the payee located inside the United States.

     Unless otherwise provided as contemplated by Section 301 with respect to the Securities of any series, payment of interest may be made, in the case of a Bearer Security, by transfer to an account maintained by the payee with a bank located outside the United States.

     Unless otherwise provided as contemplated by Section 301, every permanent global Security will provide that interest, if any, payable on any Interest Payment Date will be paid to DTC, Euroclear and/or CEDEL, as the case may be, with respect to that portion of such permanent global Security held for its account by Cede & Co. or the Common Depository, as the case may be, for the purpose of permitting such party to credit the interest received by it in respect of such permanent global Security to the accounts of beneficial owners thereof.

     In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

     Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301, any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date ("Defaulted Interest") shall
                                             ------------------
forthwith cease to be payable to the registered Holder thereof upon the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Operating Partnership or the Company (if the Registered Security is a Guaranteed Security), at its election in each case, as provided in paragraph (1) or (2) below:

          (1) The Operating Partnership or the Company (if the Registered Security is a Guaranteed Security) may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Operating Partnership or the Company, as the case may be, shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment (which shall not be less than 20 days after such notice is received by the Trustee), and at the same time the Operating Partnership or the Company, as the case may be, shall deposit with the Trustee an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this paragraph. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Operating Partnership or the Company, as the case may be, of such Special Record Date and, in the name and at the expense of the Operating Partnership or the Company, as the case may be, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at such Holder's address as it appears in the Security Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Operating Partnership or the Company, as the case may be, cause a similar notice to be published at least once in an Authorized Newspaper in each place of payment, but such publications shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to paragraph (2) below. In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

          (2) The Operating Partnership or the Company (if the Security is a Guaranteed Security) may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and on such notice as may be required by such exchange, if, after notice given by the Operating Partnership or Company, as the case may be, to the Trustee of the proposed payment pursuant to this paragraph, such manner of payment is deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

      SECTION 308.  Persons Deemed Owners.  Prior to due presentment of a
                    ---------------------
Registered Security for registration of transfer, the Operating Partnership, the Company (if the Registered Security is a Guaranteed Security), the Trustee and any agent of the Operating Partnership, the Company (if the Registered Security is a Guaranteed Security) or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium or Make-Whole Amount, if any, on) and (subject to Sections 305 and 307) interest and Additional Amounts, if any, on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Operating Partnership, the Company, the Trustee nor any agent of the Operating Partnership, the Company or the Trustee shall be affected by notice to the contrary.

     Title to any Bearer Security and any coupons appertaining thereto shall pass by delivery. The Operating Partnership, the Company (if the Bearer Security is a Guaranteed Security), the Trustee and any agent of the Operating Partnership, the Company (if the Bearer Security is a Guaranteed Security) or the Trustee may treat the Holder of any Bearer Security and the Holder of any coupon as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon be overdue, and neither the Operating Partnership, the Company, the Trustee nor any agent of the Operating Partnership, the Company or the Trustee shall be affected by notice to the contrary.

     None of the Operating Partnership, the Company, the Trustee, any Paying Agent or the Security Registrar shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     Notwithstanding the foregoing, with respect to any global Security, nothing herein shall prevent the Operating Partnership, the Company (if the global Security is a Guaranteed Security), the Trustee, or any agent of the Operating Partnership, the Company (if the global Security is a Guaranteed Security) or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any depository, as a Holder, with respect to such global Security or impair, as between such depository and owners of beneficial interests in such global Security, the operation of customary practices governing the exercise of the rights of such depository (or its nominee) as Holder of such global Security.

      SECTION 309.  Cancellation.  All Securities and coupons surrendered for
                    ------------
payment, redemption, repayment at the option of the Holder, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and coupons and any Securities and coupons surrendered directly to the Trustee for any such purpose shall be promptly canceled by it. The Operating Partnership or the Company (if the Security is a Guaranteed Security) may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Operating Partnership or the Company (if the Security is a Guaranteed Security) may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Operating Partnership has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. If the Operating Partnership or the Company (if the Security is a Guaranteed Security) so acquires any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. Canceled Securities and coupons held by the Trustee shall be destroyed by the Trustee and the Trustee shall deliver a certificate of such destruction to the Operating Partnership and the Company (if the canceled Securities were Guaranteed Securities) unless the Operating Partnership delivers an Operating Partnership Order or the Company delivers a Company Order, as the case may be, which directs their return to it.

      SECTION 310.  Computation of Interest.  Except as otherwise specified as
                    -----------------------
contemplated by Section 301 with respect to Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months.


                                 ARTICLE FOUR
                          SATISFACTION AND DISCHARGE

      SECTION 401.  Satisfaction and Discharge of Indenture.  This Indenture
                    ---------------------------------------
shall upon Operating Partnership Request or Company Request (if the Securities of such series are Guaranteed Securities) cease to be of further effect with respect to any series of Securities specified in such Operating Partnership Request or Company Request, as the case may be, (except as to any surviving rights of registration of transfer or exchange of Securities of such series herein expressly provided for and any right to receive Additional Amounts, as provided in Section 1010), and the Trustee, upon receipt of an Operating Partnership Order or Company Order, as the case may be, and at the expense of the Operating Partnership or the Company, as the case may be, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series when:

     (1)  either:

               (A) all Securities of such series theretofore authenticated and delivered and any coupons appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 305, (ii) Securities of such series and coupons appertaining thereto which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (iii) coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 1106, and (iv) Securities of such series and coupons appertaining thereto for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Operating Partnership and thereafter repaid to the Operating Partnership or the Company (if the Securities of such series are Guaranteed Securities and the money was deposited by the Company) or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

               (B) all Securities of such series and, in the case of clauses (i) and (ii) below, any coupons appertaining thereto not theretofore delivered to the Trustee for cancellation:

                       (i)  have become due and payable, or

                      (ii) will become due and payable at their Stated Maturity within one year, or

                     (iii) if redeemable at the option of the Operating Partnership, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Operating Partnership and the Company (if the Securities of such series are Guaranteed Securities), and the Operating Partnership or the Company (if the Securities of such series are Guaranteed Securities), in the case of clause (i),
          (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee funds in trust for the purpose, in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable, and in an amount sufficient to pay and discharge the entire indebtedness on such Securities and such coupons not theretofore delivered to the Trustee for cancellation, for the principal (and premium or Make-Whole Amount, if any) and interest and Additional Amounts, if any, to the date of such deposit (in the case of Securities which have become due and payable) or the Stated Maturity or Redemption Date, as the case may be;

          (2) The Operating Partnership or the Company (if the Securities of such series are Guaranteed Securities) has paid or caused to be paid all other sums payable hereunder by the Operating Partnership and the Company; and

          (3) The Operating Partnership has delivered to the Trustee an Operating Partnership Certificate and an Opinion of Counsel and the Company has delivered to the Trustee a Company Certificate (if the Securities of such series are Guaranteed Securities), each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Operating Partnership and the Company to the Trustee and any predecessor Trustee under Section 606, the obligations of the Operating Partnership and the Company to any Authenticating Agent under Section 611 and, if money has been deposited with and held by the Trustee pursuant to subparagraph (B) of paragraph (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003, shall survive.

      SECTION 402.  Application of Trust Funds. Subject to the provisions of the
                    --------------------------
last paragraph of Section 1003, all money deposited with the Trustee pursuant to
Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Operating Partnership acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium or Make-Whole Amount, if any) and interest and Additional Amounts, if any, for the payment of which such money has been deposited with or received by the Trustee, but such money need not be segregated from other funds except to the extent required by law.

                                 ARTICLE FIVE
                                   REMEDIES

      SECTION 501.  Events of Default.  Subject to any modifications, additions
                    -----------------
or deletions relating to any series of Securities as contemplated pursuant to
Section 301, "Event of Default," whenever used herein with respect to any
              ----------------
particular series of Securities, means any one of the following events (whatever the reason for such Event of Default and whether or not it is voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest on or any Additional Amounts payable in respect of any Security of or within such series or of any coupon appertaining thereto, when such interest, Additional Amounts or coupon becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of (or premium or Make-Whole Amount, if any, on) any Security of such series when due and payable at its Maturity; or

          (3) default in the deposit of any sinking fund payment, when and as due by the terms of any Security of such series; or

          (4) default in the performance, or breach, of any covenant or warranty of the Operating Partnership or the Company (if the Securities of such series are Guaranteed Securities) in this Indenture or the Guarantee (if applicable) with respect to any Security of such series (other than a covenant or warranty a default in the performance of which or the breach of which is elsewhere specifically provided for in this Section), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Operating Partnership and the Company (if the Securities of such series are Guaranteed Securities) by the Trustee or to the Operating Partnership, the Company (if the Securities of such series are Guaranteed Securities) and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or
                  -----------------

          (5) default under any bond, debenture, note or other evidence of indebtedness of the Operating Partnership or the Company (if the Securities of such series are Guaranteed Securities), or under any mortgage, indenture or other instrument of the Operating Partnership or the Company (if the Securities of such series are Guaranteed Securities) (including a default with respect to Securities of any series other than such series) under which there may be issued or by which there may be secured any indebtedness of the Operating Partnership or the Company (if the Securities of such series are Guaranteed Securities) (or by any Subsidiary, the repayment of which the Operating Partnership or the Company has guaranteed or for which the Operating Partnership or the Company (if the Securities of such series are Guaranteed Securities) is directly responsible or liable as obligor or guarantor), whether such indebtedness now exists or is hereafter created, which default constitutes a failure to pay an aggregate principal amount exceeding $20,000,000 of such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto and has resulted in such indebtedness in an aggregate principal amount exceeding $20,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after there has been given, by registered or certified mail, to the Operating Partnership or the Company, as the case may be, by the Trustee or to the Operating Partnership or the Company, as the case may be, and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities of such series a written notice specifying such default and requiring the Operating Partnership or the Company, as the case may be, to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or
                                    ----------------

          (6) the entry by a court of competent jurisdiction of one or more judgments, orders or decrees against the Operating Partnership, the Company (if the Securities of such series are Guaranteed Securities) or any Subsidiary of the Operating Partnership or the Company (if the Securities of such series are Guaranteed Securities) in an aggregate amount (excluding amounts covered by insurance) in excess of $20,000,000 and such judgments, orders or decrees remain undischarged, unstayed and unsatisfied in an aggregate amount (excluding amounts covered by insurance) in excess of $20,000,000 for a period of 30 consecutive days; or

          (7) the Operating Partnership, the Company (if the Securities of such series are Guaranteed Securities) or any Significant Subsidiary of the Operating Partnership or the Company (if the Securities of such series are Guaranteed Securities) pursuant to or within the meaning of any Bankruptcy
     Law:

              (A)  commences a voluntary case,

              (B) consents to the entry of an order for relief against it in an involuntary case,

              (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

              (D)  makes a general assignment for the benefit of its creditors;
          or

          (8) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

              (A) is for relief against the Operating Partnership, the Company (if the Securities of such series are Guaranteed Securities) or any Significant Subsidiary of the Operating Partnership or the Company (if the Securities of such series are Guaranteed Securities) in an involuntary case,

              (B) appoints a Custodian of the Operating Partnership, the Company (if the Securities of such series are Guaranteed Securities) or any Significant Subsidiary of the Operating Partnership or the Company (if the Securities of such series are Guaranteed Securities) or for all or substantially all of its property, or

              (C) orders the liquidation of the Operating Partnership, the Company (if the Securities of such series are Guaranteed Securities) or any Significant Subsidiary of the Operating Partnership or the Company (if the Securities of such series are Guaranteed Securities), and the order or decree remains unstayed and in effect for 90 days; or

          (9) any other Event of Default provided with respect to Securities of that series.

As used in this Section 501, the term "Bankruptcy Law" means Title 11, U.S. Code
                                       --------------
or any similar Federal or state law for the relief of debtors and the term "Custodian" means any receiver, trustee, assignee, liquidator or other similar
----------
official under any Bankruptcy Law.

      SECTION 502.  Acceleration of Maturity; Rescission and Annulment.  If an
                    --------------------------------------------------
Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case, unless the principal of all of the Outstanding Securities of such series already has become due and payable, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of such series may declare the principal (or, if any Securities are Original Issue Discount Securities or Indexed Securities, such portion of the principal as may be specified in the terms thereof) of, and the Make-Whole Amount, if any, on, all the Securities of such series to be due and payable immediately, by a notice in writing to the Operating Partnership and the Company (if the Securities of such series are Guaranteed Securities) (and to the Trustee if given by the Holders), and upon any such declaration such principal or specified portion thereof shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of a majority in principal amount of the Outstanding Securities of such series, by written notice to the Operating Partnership, the Company (if the Securities of such series are Guaranteed Securities) and the Trustee, may rescind and annul such declaration and its consequences if:

          (1) The Operating Partnership or the Company (if the Securities of such series are Guaranteed Securities) has paid or deposited with the Trustee a sum sufficient to pay, in the currency, currency unit or composite currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series):

              (A) all overdue installments of interest on and any Additional Amounts payable in respect of all Outstanding Securities of such series and any coupons appertaining thereto;

              (B) the principal of (and premium or Make-Whole Amount, if any, on) any Outstanding Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Securities;

              (C) to the extent that payment of such interest is lawful, interest on overdue installments of interest and any Additional Amounts at the rate or rates borne by or provided for in such Securities; and

              (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2) all Events of Default with respect to Securities of such series, other than the nonpayment of the principal of (or premium or Make-Whole Amount, if any, on) or interest or Additional Amounts, if any, on Securities of such series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right resulting therefrom.

      SECTION 503.  Collection of Indebtedness and Suits for Enforcement by
                    -------------------------------------------------------
Trustee. The Operating Partnership and the Company each covenants that if:
-------

          (1) default is made in the payment of any installment of interest or Additional Amounts, if any, on any Security of any series or any coupon appertaining thereto when any such interest or Additional Amount becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium or Make-Whole Amount, if any, on) any Security of any series at its Maturity,

then the Operating Partnership or the Company (if the Securities of such series are Guaranteed Securities) shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities of such series and any such coupons, the whole amount then due and payable on such Securities and any such coupons for principal (and premium or Make-Whole Amount, if any) and interest and Additional Amounts, if any, with interest on any overdue principal (and premium or Make-Whole Amount, if any) and, to the extent that payment of such interest is legally enforceable, on any overdue installments of interest or Additional Amounts, if any, at the rate or rates borne by or provided for in such Securities, and, in addition thereto, such further amount as is sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Operating Partnership or the Company (if the Securities of such series are Guaranteed Securities) fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Operating Partnership, the Company (if the Securities of such series are Guaranteed Securities) or any other obligor on the Securities of such series, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any coupons appertaining thereto by such appropriate judicial proceedings as the Trustee deems most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

      SECTION 504.  Trustee May File Proofs of Claim. In case of the pendency of
                    --------------------------------
any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Operating Partnership, the Company (if the Securities of such series are Guaranteed Securities) or any other obligor on the Securities of such series or the property of the Operating Partnership, the Company (if the Securities of such series are Guaranteed Securities) or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities of any series then due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee has made any demand on the Operating Partnership or the Company (if the Securities of such series are Guaranteed Securities) for the payment of overdue principal, premium or Make-Whole Amount, if any, or interest or Additional Amounts, if any) shall be entitled and empowered, by intervention in such proceeding or otherwise:

          (1) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of such series, of principal (and premium or Make-Whole Amount, if any) and interest and Additional Amounts, if any, owing and unpaid in respect of the Securities of such series and to file such other papers or documents and take such other action, including participating as a member of any official creditors committee appointed in the matter, as it may deem necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder of Securities of such series and any coupons appertaining thereto to make such payments to the Trustee, and in the event that the Trustee consents to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, and any other amounts due the Trustee or any predecessor Trustee under Section 606.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding.

      SECTION 505.  Trustee May Enforce Claims Without Possession of Securities
                    -----------------------------------------------------------
or Coupons.  All rights of action and claims under this Indenture or any of the
----------
Securities, any related Guarantees or any coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and coupons in respect of which such judgment has been recovered.

      SECTION 506.  Application of Money Collected.  Any money collected by the
                    ------------------------------
Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium or Make-Whole Amount, if any) or interest or Additional Amounts, if any, on presentation of the Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          (1) to the payment of all amounts due the Trustee and any predecessor Trustee under Section 606;

          (2) to the payment of the amounts then due and unpaid on the Securities and coupons for principal (and premium or Make-Whole Amount, if any) and interest and Additional Amounts, if any, payable, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities and coupons for principal (and premium or Make-Whole Amount, if any) and interest and Additional Amounts, if any, respectively; and

          (3) to the payment of the remainder, if any, to the Operating Partnership or the Company, as the case may be.

      SECTION 507.  Limitation on Suits.  No Holder of any Security of any
                    -------------------
series or any coupon appertaining thereto shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of such series have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

      SECTION 508.  Unconditional Right of Holders to Receive Principal, Premium
                    ------------------------------------------------------------
or Make-Whole Amount, Interest and Additional Amounts.  Notwithstanding any
-----------------------------------------------------
other provision in this Indenture, the Holder of any Security or coupon shall have the right which is absolute and unconditional to receive payment of the principal of (and premium or Make-Whole Amount, if any, on ) and (subject to Sections 305 and 307) interest and Additional Amounts, if any, on such Security or payment of such coupon on or after the respective due dates expressed in such Security or coupon (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired or affected without the consent of such Holder.

      SECTION 509.  Restoration of Rights and Remedies.  If the Trustee or any
                    ----------------------------------
Holder of a Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Operating Partnership, the Company (if the Security is a Guaranteed Security), the Trustee and the Holders of Securities and coupons shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

      SECTION 510.  Rights and Remedies Cumulative.  Except as otherwise
                    ------------------------------
provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 306, no right or remedy herein conferred on or reserved to the Trustee or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      SECTION 511.  Delay or Omission Not Waiver.  No delay or omission of the
                    ----------------------------
Trustee or of any Holder of any Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities or coupons, as the case may be.

      SECTION 512.  Control by Holders of Securities.  The Holders of not less
                    --------------------------------
than a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that:
--------

          (1) such direction is not in conflict with any rule of law or with this Indenture,

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

          (3) the Trustee need not take any action which might involve it in personal liability or be unduly prejudicial to the Holders of Securities of such series not joining therein (but the Trustee shall have no obligation as to the determination of such undue prejudice).

      SECTION 513.  Waiver of Past Defaults.  The Holders of not less than a
                    -----------------------
majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series and any coupons appertaining thereto waive any past default hereunder with respect to such series and its consequences, except a default:

          (1) in the payment of the principal of (or premium or Make-Whole Amount, if any, on) or interest or Additional Amounts, if any, on any Security of such series or any coupons appertaining thereto, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected thereby.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right resulting therefrom.

      SECTION 514.  Waiver of Usury, Stay or Extension Laws.  The Operating
                    ---------------------------------------
Partnership and the Company each covenants (to the extent which it may lawfully do so) that it will not at any time insist on, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Operating Partnership and the Company each (to the extent which it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

      SECTION 515.  Undertaking for Costs.  All parties to this Indenture agree,
                    ---------------------
and each Holder of any Security by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of any undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium or Make-Whole Amount, if any, on) or interest or Additional Amounts, if any, on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).


                                  ARTICLE SIX
                                  THE TRUSTEE

      SECTION 601.  Notice of Defaults.  Within 90 days after the occurrence of
                    ------------------
any default hereunder with respect to the Securities of any series, the Trustee shall give to the Holders, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, notice of such default hereunder known to the Trustee, unless such default has been cured or waived; provided, however, that,
                                                       --------  -------
except in the case of a default in the payment of the principal of (or premium or Make-Whole Amount, if any, on) or interest or Additional Amounts, if any, on any Security of such series, or in the payment of any sinking fund installment with respect to the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Securities and coupons of such series; and
provided, further, that in the case of any default or breach of the character
--------  -------
specified in clause (4) of Section 501 with respect to the Securities of such series and any coupons appertaining thereto, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purposes of this Section, the term "default" means any event which is, or after notice or
                        -------
lapse of time or both would become, an Event of Default with respect to the Securities of such series.

      SECTION 602.  Certain Rights of Trustee.  Subject to the provisions of
                    -------------------------
Section 315(a) through 315(d) of the Trust Indenture Act:

          (1) the Trustee shall perform only such duties as are expressly undertaken by it to perform under this Indenture;

          (2) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (3) any request or direction of the Operating Partnership mentioned herein shall be sufficiently evidenced by an Operating Partnership Request or Operating Partnership Order or of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (in each case, other than delivery of any Security, together with any related Guarantee and any coupons appertaining thereto, to the Trustee for authentication and delivery pursuant to Section 303, which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Trustees shall be sufficiently evidenced by a Board Resolution;

          (4) whenever, in the administration of this Indenture, the Trustee deems it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence is specifically prescribed herein) may, in the absence of bad faith on its part, rely on an Operating Partnership Certificate or, if such matter pertains to the Company, a Company Certificate;

          (5) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (6) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series or any coupons appertaining thereto pursuant to this Indenture, unless such Holders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (7) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee determines to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Operating Partnership and the Company, personally or by agent or attorney;

          (8) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (9) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred on it by this Indenture;

          (10) the Trustee shall not be deemed to have knowledge of any event or fact upon the occurrence of which it may be required to take action hereunder unless it has actual knowledge of the occurrence of such event or fact; and

          (11) the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      SECTION 603.  Not Responsible for Recitals or Issuance of Securities.  The
                    ------------------------------------------------------
recitals contained herein and in the Securities, except the Trustee's certificate of authentication, in any related Guarantees and in any coupons shall be taken as the statements of the Operating Partnership or the Company (if the Securities are Guaranteed Securities), as the case may be, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, any related Guarantees or any coupons, except that the Trustee represents which it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Operating Partnership of Securities or the proceeds thereof.

      SECTION 604.  May Hold Securities.  The Trustee, any Paying Agent,
                    -------------------
Security Registrar, Authenticating Agent or any other agent of the Operating Partnership or the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Operating Partnership or the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, Authenticating Agent or such other agent.

      SECTION 605.  Money Held in Trust.  Money held by the Trustee in trust
                    -------------------
hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on, or investment of, any money received by it hereunder except as otherwise agreed with and for the sole benefit of the Operating Partnership or the Company.

      SECTION 606.  Compensation and Reimbursement.  The Operating Partnership
                    ------------------------------
and the Company each agrees:

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse each of the Trustee and any predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by it in connection with its administration of the trust hereunder (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent any such expense, disbursement or advance may be attributable to its negligence or bad faith; and

          (3) to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any loss, liability or expense, arising out of or in connection with the acceptance or administration of the trust or trusts or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder except to the extent any such loss, liability or expense may be attributable to its own negligence or bad faith.

     As security for the performance of the obligations of the Operating Partnership and the Company under this Section, the Trustee shall have a lien prior to the Securities on all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium or Make-Whole Amount, if any, on) or interest or Additional Amounts, if any, on particular Securities or any coupons.

     The provisions of this Section shall survive the termination of this Indenture.

      SECTION 607.  Trustee Eligibility; Conflicting Interests.  There shall at
                    ------------------------------------------
all times be a Trustee hereunder which is eligible to act as Trustee under
Section 310(a)(1) of the Trust Indenture Act and has a combined capital and surplus of at least $50,000,000. If such Trustee publishes reports of condition at least annually, pursuant to law or the requirements of Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. No obligor on the Securities or Affiliate of any such obligor shall serve as Trustee on such Securities. If at any time the Trustee ceases to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

      SECTION 608.  Resignation and Removal; Appointment of Successor.
                    -------------------------------------------------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Operating Partnership and the Company (if the Securities of such series are Guaranteed Securities). If an instrument of acceptance by a successor Trustee has not been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee and to the Operating Partnership and the Company (if the Securities of such series are Guaranteed Securities).

          (d)  If at any time:

               (1) the Trustee fails to comply with the provisions of Section 310(b) of the Trust Indenture Act after written request therefor by the Operating Partnership, the Company (if any of the Securities are Guaranteed Securities) or any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

               (2) the Trustee ceases to be eligible under Section 607 and fails to resign after written request therefor by the Operating Partnership, the Company (if any of the Securities are Guaranteed Securities) or any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

               (3) the Trustee becomes incapable of acting or is adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property is appointed or any public officer takes charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Operating Partnership or the Company (if any of the Securities are Guaranteed Securities) by or pursuant to a Board Resolution may remove the Trustee and appoint a successor Trustee with respect to all Securities, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

          (e) If the Trustee resigns, is removed or becomes incapable of acting, or if a vacancy occurs in the office of Trustee for any cause with respect to the Securities of one or more series, the Operating Partnership and the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of such series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series is appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Operating Partnership, the Company (if the Securities are of such series are Guaranteed Securities) and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series has been so appointed by the Operating Partnership, the Company (if the Securities of such series are Guaranteed Securities) or the Holders of Securities and accepted appointment in the manner hereinafter provided, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to Securities of such series.

          (f) The Operating Partnership shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided for notices to the Holders of Securities in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

      SECTION 609.  Acceptance of Appointment by Successor.
                    --------------------------------------

          (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee shall execute, acknowledge and deliver to the Operating Partnership, the Company and the retiring Trustee an instrument accepting such appointment, and, thereupon, the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Operating Partnership, the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 606.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Operating Partnership, the Company (if the Securities of any such series are Guaranteed Securities), the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto, pursuant to Article Nine, wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as are necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of such series to which the appointment of such successor Trustee relates,
     (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as are necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of such series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and (iii) shall add to or change any of the provisions of this Indenture as are necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and, upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of such series to which the appointment of such successor Trustee relates; but, on request of the Operating Partnership, the Company (if the Securities of any such series are Guaranteed Securities) or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of such series to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Operating Partnership and the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

      SECTION 610.  Merger, Conversion, Consolidation or Succession to Business.
                    -----------------------------------------------------------
Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such
                                                          --------
corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities or coupons have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities or coupons so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities or coupons. In case any Securities or coupons have not been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities or coupons, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

      SECTION 611.  Appointment of Authenticating Agent. At any time when any of
                    -----------------------------------
the Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption or repayment thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instrument shall be promptly furnished to the Operating Partnership and the Company (if the Securities of any such series are Guaranteed Securities). Whenever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Operating Partnership and the Company and, except as may otherwise be provided pursuant to Section 301, shall at all times be a bank or trust company or corporation organized and doing business and in good standing under the laws of the United States of America or of any State or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State or District of Columbia authorities. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time an Authenticating Agent ceases to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent is a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation is otherwise eligible under this Section, without the execution or filing of any paper or further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent for any series of Securities may at any time resign by giving written notice of resignation to the Trustee for such series and to the Operating Partnership and the Company (if the Securities of such series are Guaranteed Securities). The Trustee for any series of Securities may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Operating Partnership and the Company (if the Securities of such series are Guaranteed Securities). Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent ceases to be eligible in accordance with the provisions of this Section, the Trustee for such series may appoint a successor Authenticating Agent which shall be acceptable to the Operating Partnership and the Company and shall give notice of such appointment to all Holders of Securities of or within the series with respect to which such Authenticating Agent will serve in the manner set forth in Section 106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Operating Partnership and the Company each agrees to pay to each Authenticating Agent from time to time reasonable compensation including reimbursement of its reasonable expenses for its services under this Section.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                              [NAME OF TRUSTEE],
                              as Trustee


                              By:_______________________________,
                                   as Authenticating Agent


                              By:_______________________________
                                   Authorized Officer


                                 ARTICLE SEVEN
                    HOLDERS' LISTS AND REPORTS BY TRUSTEE,
                       OPERATING PARTNERSHIP AND COMPANY

      SECTION 701.  Disclosure of Names and Addresses of Holders.  Every Holder
                    --------------------------------------------
of Securities, any related Guarantees or any coupons, by receiving and holding the same, agrees with the Operating Partnership, the Company and the Trustee that neither the Operating Partnership nor the Company nor the Trustee nor any Authenticating Agent nor any Paying Agent nor any Security Registrar shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders of Securities in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

      SECTION 702.  Reports by Trustee.  Within 60 days after February 1 of each
                    ------------------
year commencing with the first February 1 after the first issuance of Securities pursuant to this Indenture, the Trustee shall transmit by mail to all Holders of Securities as provided in Section 313(c) of the Trust Indenture Act a brief report dated as of such February 1 if required by Section 313(a) of the Trust Indenture Act.

      SECTION 703.  Reports by Operating Partnership and Company.  The Operating
                    --------------------------------------------
Partnership and the Company shall:

          (1) file with the Trustee, within 15 days after the Operating Partnership or the Company, as the case may be, is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Operating Partnership or the Company, as the case may be, is required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Operating Partnership or the Company, as the case may be, is not required to file information, documents or reports pursuant to either of such Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed by the Commission, such additional information, documents and reports with respect to compliance by the Operating Partnership or the Company, as the case may be, with the conditions and covenants provided for in this Indenture, as may be required by such rules and regulations; and

          (3) transmit by mail to the Holders of Securities, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Operating Partnership or the Company pursuant to subparagraphs (1) and (2) of this Section as may be required by rules and regulations prescribed by the Commission.

      SECTION 704.  Operating Partnership and Company to Furnish Trustee Names
                    ----------------------------------------------------------
and Addresses of Holders.  The Operating Partnership and the Company (if the
------------------------
Securities of such series are Guaranteed Securities) shall furnish or cause to be furnished to the Trustee:

          (a) semi-annually, not later than 15 days after the Regular Record Date for interest for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities of such series as of such Regular Record Date, or if there is no Regular Record Date for interest for such series of Securities, semi-annually, on such dates as are set forth in the Board Resolution or indenture supplemental hereto authorizing such series, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Operating Partnership or the Company (if the Securities of such series are Guaranteed Securities) of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that, so long as the Trustee is the Security Registrar, no
--------  -------
such list shall be required to be furnished.


                                 ARTICLE EIGHT
               CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE

      SECTION 801.  Consolidations, Mergers, Sales, Leases and Conveyances of
                    ---------------------------------------------------------
Operating Partnership Permitted Subject to Certain Conditions.  The Operating
-------------------------------------------------------------
Partnership may consolidate with, or sell, lease or convey all or substantially all of its assets to, or merge with or into any other Person, provided that in any such case, (i) either the Operating Partnership shall be the continuing entity, or the successor entity (if other than the Operating Partnership) shall be a Person organized and existing under the laws of the United States or a State thereof and such successor entity expressly assumes the due and punctual payment of the principal of (and premium or Make-Whole Amount, if any, on) and interest and Additional Amounts, if any, on all of the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Operating Partnership by supplemental indenture, complying with Article Nine, satisfactory to the Trustee, executed and delivered to the Trustee by such Person and (ii) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Operating Partnership, the successor entity (if other than the Operating Partnership) or any Subsidiary as a result thereof as having been incurred by the Operating Partnership, such successor entity or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or the lapse of time, or both, would become an Event of Default, has occurred and is continuing.

      SECTION 802.  Rights and Duties of Successor Entity.  In case of any such
                    -------------------------------------
consolidation, merger, sale, lease or conveyance and upon any such assumption by the successor entity, such successor entity shall succeed to and be substituted for the Operating Partnership, with the same effect as if it had been originally named herein as the Operating Partnership, and the predecessor entity, except in the event of a lease, shall be relieved of any further obligation under this Indenture and the Securities. Such successor entity thereupon may cause to be signed, and may issue either in its own name or in the name of the Operating Partnership, any or all of the Securities issuable hereunder which theretofore have not been signed by the Operating Partnership and delivered to the Trustee; and, upon the order of such successor entity, instead of the Operating Partnership, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously have been signed and delivered by the officers of the Operating Partnership to the Trustee for authentication, and any Securities which such successor entity thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

      SECTION 803.  Operating Partnership Certificate and Opinion of Counsel.
                    --------------------------------------------------------
Any consolidation, merger, sale, lease or conveyance permitted under Section 801 is also subject to the condition that the Trustee receive an Operating Partnership Certificate and an Opinion of Counsel to the effect that any such consolidation, merger, sale, lease or conveyance, and the assumption by any successor entity, complies with the provisions of this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

     Except as provided in Section 804, any consolidation, merger, sale, lease or conveyance permitted under Section 801 is also subject to the condition that the Trustee receive a Company Certificate and an Opinion of Counsel, each stating that the Company's obligations hereunder shall remain in full force and effect thereafter.

      SECTION 804.  Consolidations, Mergers, Sales, Leases and Conveyances of
                    ---------------------------------------------------------
Company Permitted Subject to Certain Conditions.  The Company may consolidate
-----------------------------------------------
with, or sell, lease or convey all or substantially all of its assets to, or merge with or into any other Person, provided that in any such case, (i) either the Company shall be the continuing entity, or the successor entity (if other than the Company) shall be a Person organized and existing under the laws of the United States or a State thereof and such successor entity expressly assumes the obligations of the Company under the Guarantees and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company by supplemental indenture, complying with Article Nine and, satisfactory to the Trustee, executed and delivered to the Trustee by such Person and (ii) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company, the successor entity (if other than the Operating Partnership) or any Subsidiary as a result thereof as having been incurred by the Company, such successor entity or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or the lapse of time, or both, would become an Event of Default, has occurred and is continuing.

      SECTION 805.  Rights and Duties of Successor Corporation.  In case of any
                    ------------------------------------------
such consolidation, merger, sale, lease or conveyance and upon any such assumption by the successor entity, such successor entity shall succeed to and be substituted for the Company, with the same effect as if it had been originally named herein as the Company, and the predecessor entity, except in the event of a lease, shall be relieved of any further obligation under this Indenture and the Guarantees.

      SECTION 806.  Company Certificate and Opinion of Counsel.  Any
                    ------------------------------------------
consolidation, merger, sale, lease or conveyance permitted under Section 804 is also subject to the condition that the Trustee receive a Company Certificate and an Opinion of Counsel to the effect that any such consolidation, merger, sale, lease or conveyance, and the assumption by any successor entity, complies with the provisions of this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

      SECTION 807.  Assumption by Company.  The Company, or a subsidiary thereof
                    ---------------------
that is a corporation, may directly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium or Make-Whole Amount, if any, on) and interest and Additional Amounts, if any, on all the Guaranteed Securities and the performance of every covenant of this Indenture on the part of the Operating Partnership to be performed or observed. Upon any such assumption, the Company or such subsidiary shall succeed to and be substituted for, and may exercise every right and power of, the Operating Partnership under this Indenture with the same effect as if the Company or such subsidiary had been named as the Operating Partnership herein and the Operating Partnership shall be released from all obligations and covenants with respect to the Guaranteed Securities. No such assumption shall be permitted unless the Company has delivered to the Trustee (i) a Company Certificate and an Opinion of Counsel, each stating that such assumption and supplemental indenture comply with this Article, and that all conditions precedent herein provided for relating to such transaction have been complied with and that, in the event of assumption by a subsidiary, the Guarantees and all other covenants of the Company herein remain in full force and effect and
(ii) an opinion of independent counsel that the Holders of Guaranteed Securities or any coupons (assuming such Holders are only taxed as residents of the United States) shall have no United States Federal tax consequences as a result of such assumption and, if any Securities are then listed on the New York Stock Exchange, that such Securities shall not be delisted as a result of such assumption.


                                 ARTICLE NINE
                            SUPPLEMENTAL INDENTURES

      SECTION 901.  Supplemental Indentures Without Consent of Holders.  Without
                    --------------------------------------------------
the consent of any Holders of Securities or coupons, the Operating Partnership and the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Operating Partnership or the Company and the assumption by any such successor of the covenants of the Operating Partnership or the Company, as the case may be, contained herein and in the Securities or any related Guarantees, as the case may be; or

          (2) to add to the covenants of the Operating Partnership or the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred on the Operating Partnership or the Company; or

          (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of such series); provided, however, that, in respect of any such
                              --------  -------
     additional Events of Default, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of such series of Securities to which such additional Events of Default apply to waive such default; or

          (4) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of the principal of (or premium or Make-Whole Amount, if any, on) or interest or Additional Amounts, if any, on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form, provided that any such action shall not adversely
                          --------
     affect the interests of the Holders of Securities of any series or any coupons appertaining thereto in any material respect; or

          (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only
     --------
     when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

          (6)  to secure the Securities; or

          (7) to establish the form or terms of Securities of any series and any coupons appertaining thereto as permitted by Sections 201 and 301; or

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as are necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; or

          (9) to cure any ambiguity, to correct or supplement any provision hereof which may be defective or inconsistent with any other provision hereof, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture or to make any other changes, provided
                                                                    --------
     that, in each case, such provisions shall not adversely affect the interests of the Holders of Securities of any series or any coupons appertaining thereto in any material respect; or

          (10) to close this Indenture with respect to the authentication and delivery of additional series of Securities or to qualify, or maintain qualification of, this Indenture under the Trust Indenture Act; or

          (11) to supplement any of the provisions of this Indenture to such extent as is necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Sections 401, 1402 and 1403; provided that, in each case, any such action shall not adversely affect the
     --------
     interests of the Holders of Securities of such series and any coupons appertaining thereto or any other series of Securities in any material respect; or

          (12) to effect the assumption by the Company or a subsidiary thereof pursuant to Section 807.

      SECTION 902.  Supplemental Indentures with Consent of Holders.  With the
                    -----------------------------------------------
consent of the Holders of not less than a majority in principal amount of all Outstanding Securities affected by such supplemental indenture, by Act of such Holders delivered to the Operating Partnership, the Company (if the Securities of any such series are Guaranteed Securities) and the Trustee, the Operating Partnership and the Company (when authorized by or pursuant to a Board Resolution) and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities and coupons under this Indenture; provided, however, that no such supplemental indenture
                      --------  -------
shall, without the consent of the Holder of each Outstanding Security affected thereby:

          (1) change the Stated Maturity of the principal of (or premium or Make-Whole Amount, if any, on) or any installment of principal of or interest on, any Security; or reduce the principal amount thereof or the rate or amount of interest thereon or any Additional Amounts payable in respect thereof, or any premium or Make-Whole Amount payable upon the redemption thereof, or change any obligation of the Operating Partnership to pay Additional Amounts pursuant to Section 1010 (except as contemplated by clause (1) of Section 801 and permitted by clause (1) of Section 901), or reduce the amount of the principal of an Original Issue Discount Security or Make-Whole Amount, if any, which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or the amount thereof provable in bankruptcy pursuant to Section 504; or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or Make-Whole Amount or any Additional Amounts payable in respect thereof or the interest thereon is payable; or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment at the option of the Holder, on or after the Redemption Date or the Repayment Date, as the case may be); or

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver with respect to such series (or compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1504 for quorum or voting;

          (3) modify or affect in any manner adverse to the Holders the terms and conditions of the obligations of the Company under the related Guarantees in respect of the due and punctual payments of the principal of (or premium or Make-Whole Amount, if any, on) or interest or Additional Amounts, if any, on any Guaranteed Securities; or

          (4) modify any of the provisions of this Section, Section 513 or
     Section 1011, except to increase the required percentage to effect such action or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act approves the substance thereof.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

      SECTION 903.  Execution of Supplemental Indentures.  In executing, or
                    ------------------------------------
accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying on, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

      SECTION 904.  Effect of Supplemental Indentures.  Upon the execution of
                    ---------------------------------
any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupon appertaining thereto shall be bound thereby.

      SECTION 905.  Conformity with Trust Indenture Act.  Every supplemental
                    -----------------------------------
indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

      SECTION 906.  Reference in Securities to Supplemental Indentures.
                    --------------------------------------------------
Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Operating Partnership so determines, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Operating Partnership, to any such supplemental indenture may be prepared and executed by the Operating Partnership and authenticated and delivered by the Trustee (and, if such Securities are Guaranteed Securities, with the related Guarantees endorsed thereon) in exchange for Outstanding Securities of such series.

      SECTION 907.  Notice of Supplemental Indentures.  Promptly after the
                    ---------------------------------
execution by the Operating Partnership, the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Operating Partnership shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture.


                                  ARTICLE TEN
                                   COVENANTS

      SECTION 1001.  Payment of Principal, Premium or Make-Whole Amount,
                     --------------------------------------------------
Interest and Additional Amounts. The Operating Partnership covenants and agrees
-------------------------------
for the benefit of the Holders of each series of Securities that it shall duly and punctually pay the principal of (and premium or Make-Whole Amount, if any, on) and interest and Additional Amounts, if any, on the Securities of such series in accordance with the terms of such series of Securities, any coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, any interest and Additional Amounts, if any, on Bearer Securities on or before Maturity, other than Additional Amounts, if any, payable as provided in Section 1010 in respect of principal of (or premium or Make-Whole Amount, if any, on) such a Security, shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature. Unless otherwise specified with respect to Securities of any series pursuant to Section 301, at the option of the Operating Partnership, all payments of principal may be paid by check to the registered Holder of the Registered Security or other person entitled thereto against surrender of such Security.

      SECTION 1002.  Maintenance of Office or Agency.  If Securities of a series
                     -------------------------------
are issuable only as Registered Securities, the Operating Partnership and the Company (if the Securities of any such series are Guaranteed Securities) shall maintain in each Place of Payment for any series of Securities an office or agency where Securities of such series may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange and where notices and demands to or on the Operating Partnership or the Company (if the Securities of any such series are Guaranteed Securities) in respect of the Securities of such series and any related Guarantees and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Operating Partnership and the Company (if Guaranteed Securities) shall maintain: (i) in the city of ______________________, _______________, an office or agency where any
Registered Securities of such series may be presented or surrendered for payment, where any Registered Securities of such series may be surrendered for exchange, where notices and demands to or on the Operating Partnership or the Company in respect of the Securities of such series and this Indenture may be served and where Bearer Securities of such series and any coupons appertaining thereto may be presented or surrendered for payment in the circumstances described in the following paragraph (and not otherwise); (ii) subject to any laws or regulations applicable thereto, in a Place of Payment for such series which is located outside the United States, an office or agency where Securities of such series and any coupons appertaining thereto may be presented and surrendered for payment (including payment of any Additional Amounts payable on Securities of such series pursuant to Section 1010); provided, however, that if the Securities of such series are
                  --------  -------
listed on the Luxembourg Stock Exchange, The International Stock Exchange or any other stock exchange located outside the United States and such stock exchange so requires, the Operating Partnership and the Company (if the Securities of any such series are Guaranteed Securities) shall maintain a Paying Agent for the Securities of such series in Luxembourg, London or any other required city located outside the United States, as the case may be, so long as the Securities of such series are listed on such exchange; and (iii) subject to any laws or regulations applicable thereto, in a Place of Payment for such series located outside the United States an office or agency where any Securities of such series may be surrendered for registration of transfer, where Securities of such series may be surrendered for exchange and where notices and demands to or on the Operating Partnership in respect of the Securities of such series and this Indenture may be served. The Operating Partnership or the Company (if the Securities of any such series are Guaranteed Securities) will give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency. If at any time the Operating Partnership or the Company fails to maintain any such required office or agency or fails to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of such series and the related coupons may be presented and surrendered for payment (including payment of any Additional Amounts payable on Bearer Securities of such series pursuant to Section 1010) at the offices specified in the Security, in London, England, and the Operating Partnership and the Company hereby appoint the same as its agent to receive all such presentations, surrenders, notices and demands, and the Operating Partnership and the Company hereby appoint the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     Unless otherwise specified with respect to any Securities pursuant to
Section 301, no payment of the principal of (or premium or Make-Whole Amount, if any, on) or interest or Additional Amounts, if any, on Bearer Securities shall be made at any office or agency of the Operating Partnership or the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States;

provided, however, that, if the Securities of a series are payable in Dollars,
--------  -------
payment of the principal of (and premium and Make-Whole Amount, if any, on) and interest and Additional Amounts; if any, on any Bearer Security shall be made at the office of the Operating Partnership's Paying Agent in the city of _____________, _____________, if (but only if) payment in Dollars of the full amount of such principal, premium, Make-Whole Amount, interest or Additional Amounts, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Operating Partnership in accordance with this Indenture, is illegal or effectively precluded by exchange controls or other similar restrictions.

     The Operating Partnership or the Company (if the Securities of any such series are Guaranteed Securities) may from time to time designate one or more other offices or agencies where the Securities of one or more series and any coupons appertaining thereto, may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission
                   --------  -------
shall in any manner relieve the Operating Partnership or the Company (if the Securities of any such series are Guaranteed Securities) of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Operating Partnership or the Company (if the Securities of any such series are Guaranteed Securities) will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless otherwise specified with respect to any Securities pursuant to Section 301, the Operating Partnership and the Company each hereby designates as a Place of Payment for each series of Securities the office or agency of the Operating Partnership or the Company (if the Securities of any such series are Guaranteed Securities), as the case may be, in the city of ______, _____________, and initially appoints the Trustee at its Corporate Trust Office as Paying Agent in such city and as its agent to receive all such presentations, surrenders, notices and demands.

     Unless otherwise specified with respect to any Securities pursuant to
Section 301, if and so long as the Securities of any series (i) are denominated in a Foreign Currency or (ii) may be payable in a Foreign Currency, or so long as it is required under any other provision of the Indenture, then the Operating Partnership will maintain with respect to each such series of Securities, or as so required, at least one exchange rate agent.

      SECTION 1003.  Money for Securities Payments to Be Held in Trust.  If the
                     -------------------------------------------------
Operating Partnership at any time acts as its own Paying Agent with respect to any series of any Securities and any coupons appertaining thereto, it shall, on or before each due date of the principal of (and premium or Make-Whole Amount, if any, on) or interest or Additional Amounts, if any, on any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the principal (and premium or Make-Whole Amount, if any) or interest or Additional Amounts, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee of its action or failure so to act.

     Whenever the Operating Partnership shall have one or more Paying Agents for any series of Securities and any coupons appertaining thereto, it shall, on or before each due date of the principal of (and premium or Make-Whole Amount, if any, on) or interest or Additional Amounts, if any, on any Securities of such series, deposit with a Payment Agent a sum (in the currency or currencies, currency unit or units or composite currency or currencies described in the preceding paragraph) sufficient to pay the principal (and premium or Make-Whole Amount, if any) or interest or Additional Amounts, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, Make-Whole Amount, interest or Additional Amounts and (unless such Paying Agent is the Trustee) the Operating Partnership shall promptly notify the Trustee of its action or failure so to act.

     The Operating Partnership shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of principal of (and premium or Make-Whole Amount, if any, on) or interest or Additional Amounts, if any, on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Operating Partnership or the Company (or any other obligor or guarantor on the Securities) in the making of any such payment of principal (and premium or Make-Whole Amount, if any) or interest or Additional Amounts, if any; and

          (3) at any time during the continuance of any such default, on the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Operating Partnership or the Company (with respect to any series of Guaranteed Securities) may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Operating Partnership Order or Company Order, as the case may be, direct any Paying Agent to pay, to the Trustee all sums held in trust by the Operating Partnership or such Paying Agent, such sums to be held by the Trustee on the same trusts as those on which such sums were held by the Operating Partnership or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

     Except as otherwise provided in the Securities of any series, any money deposited with the Trustee or any Paying Agent, or then held by the Operating Partnership, in trust for the payment of the principal of (and premium or Make-Whole Amount, if any, on) or interest or Additional Amounts, if any, on any Security of any series and remaining unclaimed for two years after such principal (and premium or Make-Whole Amount, if any) interest or Additional Amounts, if any, has become due and payable shall be paid to the Operating Partnership upon Operating Partnership Request (or if deposited by the Company, to the Company upon Company Request), or (if then held by the Operating Partnership) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Operating Partnership and the Company (if the Securities of such series are Guaranteed Securities) for payment of the principal of (and premium or Make-Whole Amount, if any, on) and interest and any Additional Amounts, if any, on any Security of such series, without interest thereon, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Operating Partnership as trustee thereof, shall thereupon cease;

provided, however, that the Trustee or such Paying Agent, before being required
--------  -------
to make any such repayment, may at the expense of the Operating Partnership or the Company cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Operating Partnership or the Company, as the case may be.

      SECTION 1004.  Existence.  Subject to Article Eight, each of the Operating
                     ---------
Partnership and the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the existence, rights (charter and statutory) and franchises of itself and its Subsidiaries; provided, however,
                                                          --------  -------
that neither the Operating Partnership nor the Company shall be required to preserve any right or franchise if the Board of Trustees shall determine that the preservation thereof is no longer desirable in the conduct of its business as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders of Securities of any series.

      SECTION 1005.  Maintenance of Properties.  Each of the Operating
                     -------------------------
Partnership and the Company shall cause all of its properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Operating Partnership and the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the
              --------  -------
Operating Partnership, the Company or any Subsidiary from selling or otherwise disposing for value its properties in the ordinary course of its business.

      SECTION 1006.  Insurance.  Each of the Operating Partnership and the
                     ---------
Company shall, and shall cause each of its respective Subsidiaries to, keep all of its insurable properties insured against loss or damage at least equal to their then full insurable value with financially sound and reputable insurance companies.

      SECTION 1007.  Payment of Taxes and Other Claims.  Each of the Operating
                     ---------------------------------
Partnership and the Company shall pay or discharge or cause to be paid or discharged, before the same become delinquent, (i) all taxes, assessments and governmental charges levied or imposed upon it or any Subsidiary or on the income, profits or property of it or any Subsidiary and (ii) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien on the property of it or any Subsidiary; provided, however, that neither the
                                         --------  -------
Operating Partnership nor the Company shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

      SECTION 1008.  Provision of Financial Information.  Whether or not the
                     ----------------------------------
Operating Partnership or the Company is subject to Section 13 or 15(d) of the Exchange Act, the Operating Partnership and the Company shall, to the extent permitted under the Exchange Act, file with the Commission the annual reports, quarterly reports and other documents which they would have been required to file with the Commission pursuant to such Section 13 or 15(d) (the

"Financial Statements") if they were so subject, such documents to be filed with
 --------------------
the Commission on or prior to the respective dates (the "Required Filing Dates")
                                                         ---------------------
by which they would have been required so to file such documents if they were so subject.

     The Operating Partnership and the Company shall also in any event (i) within 30 days of each Required Filing Date (A) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders, copies of the annual reports and quarterly reports which the Operating Partnership and the Company would have been required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act if they were subject to such Sections and (B) file with the Trustee copies of annual reports, quarterly reports and other documents which the Operating Partnership and the Company would have been required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act if they were subject to such Sections and (ii) if filing such documents by the Operating Partnership and the Company with the Commission is not permitted under the Exchange Act, promptly upon written request and payment of the reasonable cost of duplication and delivery, supply copies of such documents to any prospective Holder.

      SECTION 1009.  Statement as to Compliance.  Each of the Operating
                     --------------------------
Partnership and the Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, a certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Operating Partnership's or the Company's, as the case may be, compliance with all conditions and covenants under this Indenture verified in the case of conditions precedent compliance with which is subject to verification by accountants by the certificate or opinion of an accountant and, in the event of any noncompliance, specifying such noncompliance and the nature and status thereof. For purposes of this Section 1009, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

      SECTION 1010.  Additional Amounts.  If any Securities of a series provide
                     ------------------
for the payment of Additional Amounts, the Operating Partnership and the Company (if the Securities are Guaranteed Securities) each covenants and agrees for the benefit of the Holders of Securities to pay to the Holder of any Security of such series or any coupon appertaining thereto Additional Amounts as may be specified as contemplated by Section 301. Whenever in this Indenture there is mentioned, in any context except in the case of clause (1) of Section 502, the payment of the principal of or of any premium, Make-Whole Amount or interest on, or in respect of, any Security of any series or payment of any coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established pursuant to Section 301 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

     Except as otherwise specified as contemplated by Section 301, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to Securities of such series (or if the Securities of such series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or Make-Whole Amount or interest, if there has been any change with respect to the matters set forth in the below-mentioned Operating Partnership Certificate or Company Certificate, the Operating Partnership or the Company, as the case may be, shall furnish the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, with an Operating Partnership Certificate or Company Certificate, as the case may be, instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or Make-Whole Amount or interest on the Securities of such series shall be made to Holders of Securities of such series or any coupons appertaining thereto who are not United States persons without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of or within the series. If any such withholding is required, then such Operating Partnership Certificate or Company Certificate, as the case may be, shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities of such series or any coupons appertaining thereto and the Operating Partnership and the Company (if the Securities of such series are Guaranteed Securities) each agrees to pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities. In the event that the Trustee or any Paying Agent, as the case may be, shall not so receive the above-mentioned certificate, then the Trustee or such Paying Agent shall be entitled (i) to assume that no such withholding or deduction is required with respect to any payment of principal or interest with respect to any Securities of such series or any coupons appertaining thereto until it has received a certificate advising otherwise and (ii) to make all payments of principal and interest with respect to the Securities of such series or any coupons appertaining thereto without withholding or deductions until otherwise advised. The Operating Partnership and the Company each covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them or in reliance on any Operating Partnership Certificate of Company Certificate furnished pursuant to this Section or in reliance on the Operating Partnership's or the Company's not furnishing such an Operating Partnership Certificate or Company Certificate, as the case may be.

      SECTION 1011.  Waiver of Certain Covenants.  The Operating Partnership or
                     ---------------------------
the Company, as the case may be, may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1004 to 1008, inclusive, and with any other term, provision or condition with respect to the Securities of any series specified in accordance with Section 301 (except any such term, provision or condition which could not be amended without the consent of all Holders of Securities of such series pursuant to Section 902), if before or after the time for such compliance the Holders of at least a majority in principal amount of all outstanding Securities of such series, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Operating Partnership and the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                ARTICLE ELEVEN
                           REDEMPTION OF SECURITIES

      SECTION 1101.  Applicability of Article.  Securities of any series which
                     ------------------------
are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

      SECTION 1102.  Election to Redeem; Notice to Trustee.  The election of the
                     -------------------------------------
Operating Partnership to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Operating Partnership of less than all of the Securities of any series, the Operating Partnership shall, at least 45 days prior to the giving of the notice of redemption in Section 1104 (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Operating Partnership shall furnish the Trustee with an Operating Partnership Certificate evidencing compliance with such restriction.

      SECTION 1103.  Selection by Trustee of Securities to Be Redeemed.  If less
                     -------------------------------------------------
than all the Securities of any series issued on the same day with the same terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series issued on such date with the same terms not previously called for redemption, by such method as the Trustee deems fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of such series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of such series.

     The Trustee shall promptly notify the Operating Partnership, the Company (if the Securities of such series are Guaranteed Securities) and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

      SECTION 1104.  Notice of Redemption.  Notice of redemption shall be given
                     --------------------
in the manner provided in Section 106, not less than 30 days nor more than 60 days prior to the Redemption Date, unless a shorter period is specified by the terms of such series established pursuant to Section 301, to each Holder of Securities to be redeemed, but failure to give such notice in the manner herein provided to the Holder of any Security designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other such Security or portion thereof.

     Any notice which is mailed to the Holders of Registered Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice.

     All notices of redemption shall state:

          (1)  the Redemption Date;

          (2) the Redemption Price, accrued interest to the Redemption Date payable as provided in Section 1106, if any, and Additional Amounts, if any;

          (3) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Security or Securities to be redeemed;

          (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, on surrender of such Security, the holder will receive, without a charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed;

          (5) that on the Redemption Date, the Redemption Price and accrued interest to the Redemption Date payable as provided in Section 1106, if any, will become due and payable on each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon shall cease to accrue on and after such date;

          (6) the Place or Places of Payment where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and accrued interest, if any;

          (7)  that the redemption is for a sinking fund, if such is the case;

          (8) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all coupons appertaining thereto maturing subsequent to the date fixed for redemption or the amount of any such missing coupon or coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Operating Partnership, the Company (if the Securities of such series are Guaranteed Securities), the Trustee for such series and any Paying Agent is furnished;

          (9) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to the redemption on this Redemption Date pursuant to Section 305 or otherwise, the last date, as determined by the Operating Partnership, on which such exchanges may be made; and

          (10) the CUSIP number of such Security, if any, provided that neither the Operating Partnership or the Trustee shall have any responsibility for any such CUSIP number.

     Notice of redemption of Securities to be redeemed shall be given by the Operating Partnership or, at the Operating Partnership's request, by the Trustee in the name and at the expense of the Operating Partnership.

      SECTION 1105.  Deposit of Redemption Price.  On or prior to any Redemption
                     ---------------------------
Date, the Operating Partnership shall deposit with the Trustee or with a Paying Agent (or, if the Operating Partnership is acting as its own Paying Agent, which it may not do in the case of a sinking fund payment under Article Twelve, segregate and hold in trust as provided in Section 1003) an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay on the Redemption Date the Redemption Price of, and (except if the Redemption Date is an Interest Payment Date) accrued interest on, all the Securities or portions thereof which are to be redeemed on such date.

      SECTION 1106.  Securities Payable on Redemption Date.  Notice of
                     -------------------------------------
redemption having been given as provided above, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Operating Partnership defaults in the payment of the Redemption Price and accrued interest) such Securities shall, if the same were interest-bearing, cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with such notice, together with any coupons appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Operating Partnership at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided,
                                                                --------
however, that installments of interest on Bearer Securities whose Stated
-------
Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of coupons for such interest; and provided, further, that,
                                            --------  -------
installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

     If any Bearer Security surrendered for redemption is not accompanied by all coupons appertaining thereto maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Operating Partnership and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security surrenders to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction has been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however,
                                                            --------  -------
that interest represented by a coupon shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of such coupon.

     If any Security called for redemption is not so paid upon surrender thereof for redemption, the principal (and premium or Make-Whole Amount, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

      SECTION 1107.  Securities Redeemed in Part.  Any Security which is to be
                     ---------------------------
redeemed only in part (pursuant to the provisions of this Article or of Article Twelve) shall be surrendered at a Place of Payment therefor (with, if the Operating Partnership or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Operating Partnership and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Operating Partnership shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge a new Security or Securities of the same series (and, if such Security is a Guaranteed Security, with the related Guarantee endorsed thereon), of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                ARTICLE TWELVE
                                 SINKING FUNDS

      SECTION 1201.  Applicability of Article.  The provisions of this Article
                     ------------------------
shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund
                                                     ----------------------
payment," and any payment in excess of such minimum amount provided for by the
-------
terms of such Securities of any series is herein referred to as an "optional
                                                                    --------
sinking fund payment."  If provided for by the terms of any Securities of any
--------------------
series, the cash amount of any mandatory sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

      SECTION 1202.  Satisfaction of Sinking Fund Payments with Securities.  The
                     -----------------------------------------------------
Operating Partnership may, in satisfaction of all or any part of any mandatory sinking fund with respect to the Securities of a series, (i) deliver Outstanding Securities of such series (other than any Securities previously called for redemption), together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto, and (ii) apply as a credit Securities of such series which have been redeemed either at the election of the Operating Partnership pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, as provided for by the terms of such Securities, or which have otherwise been acquired by the Operating Partnership, provided that such
                                                      --------
Securities so delivered or applied as a credit have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the applicable Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

      SECTION 1203.  Redemption of Securities for Sinking Fund.  Not less than
                     -----------------------------------------
60 days prior to each sinking payment date for Securities of any series, the Operating Partnership shall deliver to the Trustee an Operating Partnership Certificate specifying the amount of the next ensuing mandatory sinking fund payment for such series pursuant to the terms of such series, the portion thereof, if any, which is to be satisfied by payment of cash in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of such series pursuant to Section 1202, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and shall also deliver to the Trustee any Securities to be so delivered and credited. If such Operating Partnership Certificate specifies an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Operating Partnership shall thereupon be obligated to pay the amount therein specified. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed on such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Operating Partnership in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                               ARTICLE THIRTEEN
                      REPAYMENT AT THE OPTION OF HOLDERS

      SECTION 1301.  Applicability of Article.  Repayment of Securities of any
                     ------------------------
series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities, if any, that provide such option to the Holders thereof and (except as otherwise specified by the terms of such series established pursuant to Section 301) in accordance with this Article.

      SECTION 1302.  Repayment of Securities.  Securities of any series subject
                     -----------------------
to repayment in whole or in part at the option of the Holders thereof shall, unless otherwise provided in the terms of such Securities, be repaid at a price equal to the principal amount thereof, together with interest, if any, thereon accrued to the Repayment Date specified in or pursuant to the terms of such Securities. The Operating Partnership covenants that on or before the Repayment Date it shall deposit with the Trustee or with a Paying Agent (or, if the Operating Partnership is acting as it own Paying Agent, the Operating Partnership shall segregate and hold in trust as provided in Section 1003) an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the principal (or, if so provided by the terms of the Securities of any series, a percentage of the principal) of, and (except if the Repayment Date is an Interest Payment Date) accrued interest on, all the Securities or portions thereof, as the case may be, to be repaid on such date.

      SECTION 1303.  Exercise of Option.  Securities of any series subject to
                     ------------------
repayment at the option of the Holders thereof will contain an "Option to Elect Repayment" form on the reverse of such Securities. In order for any Security to be repaid at the option of the Holder, the Trustee must receive at the Place of Payment therefor specified in the terms of such Security (or at such other place or places of which the Operating Partnership shall from time to time notify the Holders of such Securities), not earlier than 60 days nor later than 30 days prior to the Repayment Date, (i) the Security to be so repaid together with the "Option to Elect Repayment" form on the reverse thereof duly completed by the Holder (or by the Holder's attorney thereunto duly authorized in writing) or
(ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange, or the National Association of Securities Dealers, Inc., or a commercial bank or trust company in the United States setting forth the name of the Holder of the Security, the principal amount of the Security, the principal amount of the Security to be repaid, the CUSIP number, if any, or a description of the tenor and terms of the Security, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Security to be repaid, together with the duly completed "Option to Elect Repayment" form on the reverse of the Security, will be received by the Trustee not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter; provided, however, that such telegram, telex,
                                  --------  -------
facsimile transmission or letter shall only be effective if such Security and duly completed form are received by the Trustee by such fifth Business Day. If less than the entire principal amount of such Security is to be repaid in accordance with the terms of such Security, the principal amount of such Security to be repaid, in increments of the minimum denomination for Securities of such series, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of the principal amount of such Security surrendered which is not to be repaid, must be specified. The principal amount of any Security providing for prepayment at the option of the Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of or within the series of which such Security to be repaid is a part. Except as may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Operating Partnership.

      SECTION 1304.  When Securities Presented for Repayment Become Due and
                     ------------------------------------------------------
Payable.  If Securities of any series providing for repayment at the option of
-------
the Holders thereof have been surrendered as provided in this Article and as provided by or pursuant to the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Operating Partnership on the Repayment Date therein specified, and on and after such Repayment Date (unless the Operating Partnership defaults in the payment of such Securities on such Repayment Date) such Securities shall, if the same were interest-bearing, cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be repaid, except to the extent provided below, shall be void. Upon surrender of any such Security for repayment in accordance with such provisions, together with any coupons appertaining thereto maturing after the Repayment Date, the principal amount of such security so to be repaid shall be paid by the Operating Partnership, together with accrued interest, if any, to the Repayment Date; provided, however, that coupons whose Stated Maturity is on or prior to the
--------  -------
Repayment Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified pursuant to Section 301, only upon presentation and surrender of such coupons; and provided, further, that, in the case of
                               --------  -------
Registered Securities, installments of interest, if any, whose Stated Maturity is on or prior to the Repayment Date shall be payable (but without interest thereon, unless the Operating Partnership defaults in the payment thereof) to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

     If any Bearer Security surrendered for repayment is not accompanied by all coupons appertaining thereto maturing after the Repayment Date, such Security may be paid after deducting from the amount payable therefor as provided in
Section 1302 an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Operating Partnership and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security surrenders to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction has been made as provided in the preceding sentence, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented
                                   --------  -------
by a coupon shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of such coupon.

     If the principal amount of any Security surrendered for repayment shall not be so repaid upon surrender thereof, such principal amount (together with interest, if any, thereon accrued to such Repayment Date) shall, until paid, bear interest from the Repayment Date at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Security.

      SECTION 1305.  Securities Repaid in Part.  Upon surrender of any
                     -------------------------
Registered Security which is to be repaid in part only, the Operating Partnership shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of the Operating Partnership, a new Registered Security or Securities of the same series (and, if such Registered Security is a Guaranteed Security, with the related Guaranteed endorsed thereon), of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid.

                               ARTICLE FOURTEEN
                      DEFEASANCE AND COVENANT DEFEASANCE

      SECTION 1401.  Applicability of Article; Operating Partnership's Option to
                     -----------------------------------------------------------
Effect Defeasance or Covenant Defeasance.  If, pursuant to Section 301,
----------------------------------------
provision is made for either or both of (i) defeasance of the Securities of or within a series under Section 1402 or (ii) covenant defeasance of the Securities of or within a series under Section 1403 to be applicable to the Securities of any series, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article (with such modifications thereto as may be specified pursuant to Section 301 with respect to any Securities), shall be applicable to such Securities and any coupons appertaining thereto, and the Operating Partnership may at its option by Board Resolution, at any time, with respect to such Securities and any coupons appertaining thereto, elect to defease such Outstanding Securities and any coupons appertaining thereto pursuant to Section 1402 (if applicable) or Section 1403 (if applicable) upon compliance with the conditions set forth below in this Article.

      SECTION 1402.  Defeasance and Discharge.  Upon the Operating Partnership's
                     ------------------------
exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Operating Partnership and, if applicable, the Company shall be deemed to have been discharged from their obligations with respect to such Outstanding Securities and any coupons appertaining thereto on the date the conditions set forth in Section 1404 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Operating
-----------
Partnership shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities and any coupons appertaining thereto, which shall thereafter be deemed "Outstanding" only for the purposes of Section 1405 and the other Sections of this Indenture referred to in clauses (i) and
(ii) below, and to have satisfied all of its other obligations under such Securities and any coupons appertaining thereto and this Indenture insofar as such Securities and any coupons appertaining thereto are concerned (and the Trustee, at the expense of the Operating Partnership, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Outstanding Securities and any coupons appertaining thereto to receive, solely from the trust fund described in
Section 1404 and as more fully set forth in such Section, payments in respect of the principal of (and premium or Make-Whole Amount, if any, on) and interest and Additional Amounts, if any, on such Securities and any coupons appertaining thereto when such payments are due; (ii) the Operating Partnership and, if applicable, the Company's obligations with respect to such Securities under Sections 305, 306, 1002 and 1003 and with respect to the payment of Additional Amounts, if any, on such Securities as contemplated by Section 1010; (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder; and (iv) this Article. Subject to compliance with this Article Fourteen, the Operating Partnership may exercise its option under this Section notwithstanding the prior exercise of its option under Section 1403 with respect to such Securities and any coupons appertaining thereto.

      SECTION 1403.  Covenant Defeasance.  Upon the Operating Partnership's
                     -------------------
exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Operating Partnership and, if applicable, the Company shall be released from their obligations under Sections 1004 to 1008, inclusive, and, if specified pursuant to Section 301, their obligations under any other covenant, with respect to such Outstanding Securities and any coupons appertaining thereto on and after the date the conditions set forth in
Section 1404 are satisfied (hereinafter, "covenant defeasance"), and such
                                          -------------------
Securities and any coupons appertaining thereto shall thereafter be deemed not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Sections 1004 to 1008, inclusive, or such other covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities and any coupons appertaining thereto, the Operating Partnership and, if applicable, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under clause (4) or (8) of Section 501 or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities, any related Guarantees and any coupons appertaining thereto shall be unaffected thereby.

      SECTION 1404.  Conditions to Defeasance or Covenant Defeasance.  The
                     -----------------------------------------------
following shall be the conditions to application of Section 1402 or Section 1403 to any Outstanding Securities of or within a series and any coupons appertaining thereto:

          (a) The Operating Partnership or the Company (if the Securities of such series are Guaranteed Securities) shall have irrevocably deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article Fourteen applicable to it) funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any coupons appertaining thereto: (i) an amount in such currency or currencies, currency unit or units, or composite currency or currencies in which such Securities and any coupons appertaining thereto are then specified as payable at Stated Maturity, or (ii) Government Obligations applicable to such Securities and any coupons appertaining thereto (determined on the basis of the currency or currencies, currency unit or units, or composite currency or currencies in which such Securities and any coupons appertaining thereto are then specified as payable at Stated Maturity) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of (and premium or Make-Whole Amount, if any, on) and interest and Additional Amounts, if any, on such Securities and any coupons appertaining thereto, money in an amount, or (iii) a combination thereof in an amount, sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (A) the principal of (and premium or Make-Whole Amount, if any, on) and interest and Additional Amounts, if any, on such Outstanding Securities and any coupons appertaining thereto on the Stated Maturity of such principal or installment of principal or interest and (B) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities and any coupons appertaining thereto on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and any coupons appertaining thereto, provided that the Trustee has been irrevocably
                           --------
     instructed to apply such money or the proceeds of such Government Obligations to such payments with respect to such Securities. Before such a deposit, the Operating Partnership may give to the Trustee, in accordance with Section 1102, a notice of its election to redeem all or any portion of such Outstanding Securities at a future date in accordance with the terms of the Securities of such series and Article Eleven, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

          (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Operating Partnership or the Company (if the Securities of such series are Guaranteed Securities) is a party or by which it is bound (and shall not cause the Trustee to have a conflicting interest pursuant to Section 310(b) of the Trust Indenture Act with respect to any Security of the Operating Partnership).

          (c) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Securities and any coupons appertaining thereto has occurred and is continuing on the date of such deposit or, insofar as clauses (7) and (8) of Section 501 are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (d) In the case of an election under Section 1402, the Operating Partnership or the Company (if the Securities of such series are Guaranteed Securities) has delivered to the Trustee an Opinion of Counsel stating that
     (i) the Operating Partnership or the Company, as the case may be, has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities and any coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

          (e) In the case of an election under Section 1403, the Operating Partnership or the Company (if the Securities of such series are Guaranteed Securities) has delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Securities and any coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

          (f) The Operating Partnership or the Company (if the Securities of such series are Guaranteed Securities) has delivered to the Trustee an Operating Partnership Certificate or Company Certificate, as the case may be, and an Opinion of Counsel, each stating that all conditions precedent to the defeasance under Section 1402 or the covenant defeasance under
     Section 1403 (as the case may be) have been complied with and an Opinion of Counsel to the effect that either (i) as a result of a deposit pursuant to paragraph (a) above and the related exercise of the Operating Partnership's option under Section 1402 or Section 1403 (as the case may be), registration is not required under the Investment Company Act of 1940, as amended, by the Operating Partnership or the Company, as the case may be, with respect to the trust funds representing such deposit or by the Trustee for such trust funds or (ii) all necessary registrations under such Act have been effected.

          (g) After the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

          (h) Notwithstanding any other provisions of this Section, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Operating Partnership or the Company in connection therewith pursuant to Section 301.

      SECTION 1405.  Deposited Money and Government Obligations to Be Held in
                     --------------------------------------------------------
Trust; Other Miscellaneous Provisions.  Subject to the provisions of the last
-------------------------------------
paragraph of Section 1003, all money and Government Obligations (or other property as may be provided pursuant to Section 301) (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee) pursuant to
Section 1404 in respect of any Outstanding Securities of any series and any coupons appertaining thereto shall be held in trust and applied by the Trustee or such other qualifying trustee, in accordance with the provisions of such Securities and any coupons appertaining thereto and this Indenture, to the payment, either directly or through any Paying Agent (including the Operating Partnership acting as its own Paying Agent) as the Trustee or such other qualifying trustee may determine, to the Holders of such Securities and any coupons appertaining thereto of all sums due and to become due thereon in respect of principal (and premium or Make-Whole Amount, if any) and interest and Additional Amounts, if any, but such money need not be segregated from other funds except to the extent required by law.

     Unless otherwise specified with respect to any Security pursuant to Section 301, if, after a deposit referred to in Section 1404(a) has been made, (i) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 301 or the terms of such Security to receive payment in a currency, currency unit or composite currency other than that in which the deposit pursuant to Section 1404(a) has been made in respect of such Security or (ii) a Conversion Event occurs in respect of the currency, currency unit or composite currency in which the deposit pursuant to Section 1404(a) has been made, the indebtedness represented by such Security and any coupons appertaining thereto shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium or Make-Whole Amount, if any, on), and interest and Additional Amounts, if any, on such Security as the same become due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the currency, currency unit or composite currency in which such Security becomes payable as a result of such election or Conversion Event based on the applicable market exchange rate for such currency, currency unit or composite currency in effect on the second Business Day prior to each payment date, except, with respect to a Conversion Event, for such currency, currency unit or composite currency in effect (as nearly as feasible) at the time of the Conversion Event.

     The Operating Partnership or the Company, as the case may be, shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 1404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities and any coupons appertaining thereto.

     Anything in this Article to the contrary notwithstanding, the Trustee or such other qualifying trustee shall deliver or pay to the Operating Partnership or the Company, as the case may be, from time to time upon Operating Partnership Request or Company Request, as the case may be, any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 1404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee or such other qualifying trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this Article.

                                ARTICLE FIFTEEN
                       MEETINGS OF HOLDERS OF SECURITIES

      SECTION 1501.  Purposes for Which Meetings May Be Called.  A meeting of
                     -----------------------------------------
Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

      SECTION 1502.  Call, Notice and Place of Meetings.
                     ----------------------------------

          (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1501, to be held at such time and at such place in the city of _____________, ___________, as the Trustee determines. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

          (b) In case at any time the Operating Partnership, pursuant to a Board Resolution, the Company (if the Securities of such series are Guaranteed Securities), pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1501, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee has not made the first publication of the notice of such meeting within 21 days after receipt of such request or does not thereafter proceed to cause the meeting to be held as provided herein, then the Operating Partnership, the Company (if the Securities of such series are Guaranteed Securities) or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the city of _______________, _____________ for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a) above.

      SECTION 1503.  Persons Entitled to Vote at Meetings.  To be entitled to
                     ------------------------------------
vote at any meeting of Holders of Securities of any series, a Person shall be
(i) a Holder of one or more Outstanding Securities of such series or (ii) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series are the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel, any representatives of the Operating Partnership and its counsel, and any representatives of the Company and its counsel (if the Securities of such series are Guaranteed Securities).

      SECTION 1504.  Quorum; Action.  The Persons entitled to vote a majority in
                     --------------
principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however,
                                                              --------  -------
that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than a specified percentage in principal amount of the Outstanding Securities of a series, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1502(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of any adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

     Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of such series; provided,
                                                                  --------
however, that, except as limited by the proviso to Section 902, any resolution
-------
with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series.

     Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and any coupons appertaining thereto, whether or not present or represented at the meeting.

     Notwithstanding the foregoing provisions of this Section 1504, if any action is to be taken at a meeting of Holders of Securities of any series with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of all Outstanding Securities affected thereby, or of the Holders of such series and one or more additional series;

             (1) there shall be no minimum quorum requirement for such meeting; and

             (2) the principal amount of the Outstanding Securities of such series which vote in favor of such request, demand, authorization, direction, notice, consent, waiver or other action shall be taken into account in determining whether such request, demand, authorization, direction, notice, consent, waiver or other action has been made, given or taken under this Indenture.

      SECTION 1505.  Determination of Voting Rights; Conduct and Adjournment of
                     ----------------------------------------------------------
Meetings.
--------

          (a) Notwithstanding any provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it deems appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or by having the signature of the Person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

          (b) The Trustee shall, by an instrument in writing appoint a temporary chairman of the meeting, unless the meeting has been called by the Operating Partnership, the Company or by Holders of Securities as provided in Section 1502(b), in which case the Operating Partnership, the Company or the Holders of Securities of or within the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

          (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by such Holder; provided, however, that no vote shall be cast or counted at any meeting in
     --------  -------
     respect of any Security challenged as not

     Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

          (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1502 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting, and the meeting may be held as so adjourned without further notice.

      SECTION 1506.  Counting Votes and Recording Action of Meetings.  The vote
                     -----------------------------------------------
on any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and series numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the fact, setting forth a copy of the notice of the meeting and showing that such notice was given as provided in Section 1502 and, if applicable, Section 1504. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Operating Partnership and to the Company (if the Securities of such series are Guaranteed Securities) and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

      SECTION 1507.  Evidence of Action Taken by Holders.  Any request, demand,
                     -----------------------------------
authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Holders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Holders in person or by agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Article
Six) conclusive in favor of the Trustee, the Operating Partnership and the Company, if made in the manner provided in this Article.

      SECTION 1508.  Proof of Execution of Instruments.  Subject to Article Six,
                     ---------------------------------
the execution of any instrument by a Holder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee.

                                ARTICLE SIXTEEN
                                   GUARANTEE

      SECTION 1601.  Guarantee.  A Guarantee shall only be in effect with
                     ---------
respect to Securities of a series when such Guarantee is made applicable to such series in accordance with Section 301 and such Guarantee is duly executed in accordance with Section 303. The Company hereby unconditionally guarantees to each Holder of a Guaranteed Security authenticated and delivered by the Trustee the due and punctual payment of the principal of (and premium and Make-Whole Amount, if any, on) and interest and Additional Amounts, if any, on such Guaranteed Security and the due and punctual payment of the sinking fund payments, if any, provided for pursuant to the terms of such Guaranteed Security, when and as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, in accordance with the terms of such Security and of this Indenture. In case of the failure of the Operating Partnership punctually to pay any such principal, premium, Make-Whole Amount, interest, Additional Amounts or sinking fund payment, the Company hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by the Operating Partnership.

     The Company hereby agrees that its obligations hereunder and under any Guarantee shall be as principal and not merely as surety, and shall be absolute, irrevocable and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any Guaranteed Security or this Indenture, any failure to enforce the provisions of any Guaranteed Security or this Indenture, or any waiver, modification, consent or indulgence granted with respect thereto by the Holder of such Guaranteed Security or the Trustee, the recovery of any judgment against the Operating Partnership or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Company hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Operating Partnership, any right to require a proceeding first against the Operating Partnership, protest or notice with respect to any such Guaranteed Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that the Guarantees will not be discharged except by payment in full of the principal of (and premium and Make-Whole Amount, if any, on) and interest and Additional Amounts, if any, on and sinking fund payments, if any, required with respect to, the Guaranteed Securities and the complete performance of all other obligations contained in the Guaranteed Securities.

     The Guarantees shall continue to be effective or be reinstated, as the case may be, if at any time payment on any Guaranteed Security, in whole or in part, is rescinded or must otherwise be restored to the Operating Partnership or the Company upon the bankruptcy, liquidation or reorganization of the Operating Partnership or the Company or otherwise.

     The Company shall be subrogated to all rights of the Holder of any Guaranteed Security against the Operating Partnership in respect of any amounts paid to such Holder by the Company pursuant to the provisions of the Guarantees; provided, however, that the Company shall not be entitled to enforce, or to
-----------------
receive any payments arising out of or based upon, such right of subrogation until the principal of (and premium and Make-Whole Amount, if any, on) and interest and Additional Amounts, if any, on and sinking fund payments, if any, required with respect to, all Guaranteed Securities shall have been paid in full.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, as of the day and year first above written.

                              CABOT INDUSTRIAL PROPERTIES, L.P.,
                              As Issuer
                              By:   CABOT INDUSTRIAL TRUST,
                                    As General Partner

                              By: ______________________________________
                                    [Name]
                                    [Title]

Attest:

___________________________
[Name]
Secretary

                              CABOT INDUSTRIAL TRUST,
                              As Guarantor

                              By: ______________________________________
                                   [Name]
                                   [Title]

Attest:

___________________________
[Name]
Secretary
                              __________________________________________,
                              As Trustee

                              By: ______________________________________
                                   [Name]
                                   [Title]

Attest:

___________________________
[Name]
[Title]

STATE OF MASSACHUSETTS   )
                         ) ss:
COUNTY OF SUFFOLK        )


     On the ___ day of __________, 1999, before me personally came _________________, to me known, who, being by me duly sworn, did depose and say that he resides at __________ __________________________, that he is
____________________________________ of ______________________, acting in its capacity as the general partner of CABOT INDUSTRIAL PROPERTIES, L.P., one of the entities described in and which executed the foregoing instrument; that he knows the seal of such entity; that the seal affixed to such instrument is such seal; that it was so affixed by authority of the Board of Trustees of such entity, and that he signed his name thereto by like authority.

[Notarial Seal]

                              __________________________________
                              Notary Public
                              Commission Expires



STATE OF MASSACHUSETTS   )
                         ) ss:
COUNTY OF SUFFOLK        )


     On the ___ day of __________, 1999, before me personally came _________________, to me known, who, being by me duly sworn, did depose and say that he resides at __________ __________________________, that he is
____________________________________ of CABOT INDUSTRIAL TRUST, one of the
entities described in and which executed the foregoing instrument; that he knows the seal of such entity; that the seal affixed to such instrument is such seal; that it was so affixed by authority of the Board of Trustees of such entity, and that he signed his name thereto by like authority.

[Notarial Seal]

                              __________________________________
                              Notary Public
                              Commission Expires

STATE OF _____________        )
                              ) ss:
COUNTY OF ____________        )


     On the ___ day of __________, 1999, before me personally came __________, to me known, who, being by me duly sworn, did depose and say that he resides at _____________ ___________________________, that he is ________________________
of [NAME OF TRUSTEE], one of the entities described in and which executed the foregoing instrument; that he knows the seal of such entity; that the seal affixed to such instrument is such seal; that it was so affixed by authority of the board of directors of such entity, and that he signed his name thereto by like authority.

[Notarial Seal]

                              ___________________________
                              Notary Public
                              Commission Expires

                                   EXHIBIT A

                            FORMS OF CERTIFICATION


                                  EXHIBIT A-1

              FORM OF CERTIFICATE TO BE GIVEN BY PERSON ENTITLED
               TO RECEIVE BEARER SECURITY OR TO OBTAIN INTEREST
                      PAYABLE PRIOR TO THE EXCHANGE DATE

                                  CERTIFICATE

[Insert title or sufficient description of Securities to be delivered]

     This is to certify that, as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) which are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source ("United States person(s)"), (ii) are owned by United States person(s) which are
(a) foreign branches of United States financial institutions (financial institutions, as defined in United States Treasury Regulations Section 1.165-12(c)(1)(v) are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise [_______________________________] or its agent that such financial institution will provide a certificate within a reasonable time stating that it agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by a financial institution for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and, such financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)), certifies that it has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

     We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the above-captioned Securities held by you for our account in accordance with your Operating Procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

     This certificate excepts and does not relate to [U.S.$] _______________ of such interest in the above-captioned Securities in respect of which we are not able to certify and as to which we understand an exchange for an interest in a Permanent Global Security or an exchange for and delivery of definitive Securities (or, if relevant, collection of any interest) cannot be made until we do so certify.

     We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.


Dated: _____________________, ____
[To be dated no earlier than the 15th day prior to the earlier of (i) the Exchange Date or
(ii) the relevant Interest Payment Date occurring prior to the Exchange Date, as applicable]

                                    [Name of Person Making
                                    Certification]



                                    _____________________________________
                                    (Authorized Signatory)
                                    Name:
                                    Title:

                                  EXHIBIT A-2

                 FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR
               AND CEDEL S.A. IN CONNECTION WITH THE EXCHANGE OF
                A PORTION OF A TEMPORARY GLOBAL SECURITY OR TO
               OBTAIN INTEREST PAYABLE PRIOR TO THE EXCHANGE DATE

                                  CERTIFICATE

[Insert title or sufficient description of Securities to be delivered]

     This is to certify that, based solely on written certifications that we have received in writing, by tested telex or by electronic transmission from each of the persons appearing in our records as persons entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially in the form attached hereto, as of the date hereof, [U.S.$] _______________ principal amount of the above-captioned Securities (i) is owned by person(s) which are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States person(s)"), (ii) is owned by United States persons(s) which are (a) foreign branches of United States financial institutions (financial institutions, as defined in United States Treasury Regulations Section 1.165-12(c)(1)(v) are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such financial institution has agreed, on its own behalf or through its agent, that we may advise [_____________________________] or its agent that such financial institution will provide a certificate within a reasonable time stating that it agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by a financial institution for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and that such financial institutions described in clause
(iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

     We further certify that (i) we are not making available herewith for exchange (or, if relevant, collection of any interest) any portion of the temporary global Security representing the above-captioned Securities excepted in the above-referenced certificates of Member Organizations and (ii) as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

     We understand that this certification is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.


Dated: _____________________, 19__
[To be dated no earlier than the earlier of the Exchange Date or the relevant Interest
Payment Date occurring prior to the Exchange
Date, as applicable]

                                    [Morgan Guaranty Trust Company
                                      of New York, Brussels Office,]
                                      as Operator of the Euroclear System
                                      [Cedel S.A.]



                                    By: _________________________________